UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of Registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President

Managed Portfolio Series

c/o U.S. Bancorp Fund Services, LLC

777 East Wisconsin Ave, 5th Fl

Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6844

Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2023

Date of reporting period: May 31, 2023

Item 1. Report to Stockholders.

2023 Semi-Annual Report

May 31, 2023

Midstream focused	Renewables

Tortoise Energy Infrastructure Total Return Fund

Institutional Class Shares – TORIX

A Class Shares – TORTX

C Class Shares – TORCX

Tortoise Energy Infrastructure
and Income Fund

Institutional Class Shares – INFIX

A Class Shares – INFRX

C Class Shares – INFFX

Ecofin Global Energy Transition Fund Institutional Class Shares – EETIX A Class Shares – EETAX Ecofin Global Renewables Infrastructure Fund Institutional Class Shares – ECOIX A Class Shares – ECOAX

www.TortoiseEcofin.com

TortoiseEcofin

2023 Semi-Annual Report

This combined financial report provides you with a comprehensive review of our funds that span the entire energy value chain.

TortoiseEcofin

2023 Semi-Annual Report | May 31, 2023

Open-end fund comparison

Name/Ticker	Primary focus	Total investments ($ Millions)(1)	Portfolio mix by asset type(1)	Portfolio mix by ownership(1)
Tortoise Energy Infrastructure Total Return Fund Institutional Class (TORIX) A Class (TORTX) Inception: 5/2011 C Class (TORCX) Inception: 9/2012	North American pipeline companies	$2,150.0

Tortoise Energy Infrastructure and Income Fund Institutional Class (INFIX) A Class (INFRX) Inception: 5/2011 C Class (INFFX) Inception: 4/2012	Energy infrastructure equity and debt	$464.1

			Portfolio mix by asset type(1)	Portfolio mix by geography(1)

Ecofin Global Energy Transition Fund Institutional Class (EETIX) A Class (EETAX) Inception: 10/2021	Global Securities benefiting from long-term growth associated with energy transition	$37.9

			Portfolio mix by sector type(1)	Portfolio mix by geography(1)

Ecofin Global Renewables Infrastructure Fund Institutional Class (ECOIX) A Class (ECOAX) Inception: 8/2020	Global Securities benefiting from long-term growth associated with energy transition	$309.4

(1) As of 5/31/2023

(unaudited)

TortoiseEcofin	1

Tortoise

2023 Semi-Annual Report

Dear shareholder,

The first half of the 2023 fiscal year proved to be a volatile environment for energy infrastructure and the renewable and power infrastructure sectors, yet different attributes drove performance. Energy infrastructure displayed strong earnings fundamentals while navigating recessionary concerns, declining commodity prices, and a macro environment favoring growth stocks over value stocks. Renewable and power infrastructure sector messaged additional growth backlogs driven by the Inflation Reduction Act (IRA) while simultaneously navigating headwinds around higher interest rate concerns and rising costs.

Energy and power infrastructure

The broad energy sector, as represented by the S&P Energy Select Sector® Index returned -14.2% for the first half of 2023 fiscal year. The first half of 2023 saw the energy sector pressured by lower prices in both crude oil (-14.3%) and natural gas (-57.5%) on recession concerns and warmer-than-expected winter weather. On the contrary, long-term supply concerns remained as 2022 was the eighth consecutive year of underinvestment in oil and gas. The opportunity for North American energy infrastructure remains as the U.S. energy industry focuses on maximizing shareholder returns. Global underinvestment resulting from environmental, social and governance (ESG) commitments and energy transition is likely to keep global stock balances extremely tight for the foreseeable future.

The global energy markets remained dynamic to start 2023. Most notable was OPEC+ twice cutting crude oil production. The production cuts (April 2023 for 1.6mm b/d and June 2023 for 1mm b/d) are intended to tighten the market as short-term demand concerns remain. These followed a production cut from OPEC+ of 2mm b/d in October 2022. We believe OPEC+ is sending a clear message to the market it is focusing on profits over market share. This is a marked change from past messaging and is aligned with U.S. shale prioritizing profits over market share. Russian crude, despite Western sanctions, remained more resilient than expected, yet volumes are projected to decline and/or face longer transit times to their end market. In the physical markets, U.S. production remained steady. For 2023, the Energy Information Agency (EIA) forecasts that U.S. crude production will increase 0.7 mm b/d to 12.6 mm b/d, up from 11.9 mm b/d average in 2022. On the demand side, the International Energy Agency (IEA) projects world crude consumption will increase by 2.2 million b/d in 2023 to a record 102 million b/d. Global demand is being driven by China after the country lifted its Covid restrictions. Finally, U.S. & global inventories are projected to decline as we head into the summer driving months.

With lower commodity prices during the period, the midstream sector proved to be defensive, outperforming exploration and production companies (E&Ps) and other energy subsectors. Midstream’s strong fundamentals, attractive valuations, defensive characteristics in a higher rate and inflationary environment supported outperformance on a relative basis. The first half of 2023 underscored several 2022 themes in resilient quarterly earnings and return of capital to shareholders. The banking crisis in March provided another opportunity to highlight the resiliency of the asset class. Energy infrastructure credit facilities were and remain largely undrawn with an average utilization of 10%. With significant free cash flow today and expectations for growing free cash flow in future years we believe there is limited need for credit facilities.

Recession concerns weighed on investor psyche highlighted by the banking crisis in March. While there were several recessions in the last 40 years, energy demand increased in 38 out of the last 40 years (2008 and 2020 decreased). Due to actions taken during the 2020 recession, we believe the energy sector, and specifically midstream, is well prepared to deal with another potential recession. The world remains undersupplied in energy, and we believe sector balance sheets are in much better shape than in past recessions including 2001, 2008 and 2020.

The balanced return of capital story continued for investors via debt reduction, share buybacks and increased distributions. Debt paydown across the sector continued to be paramount led by Enterprise Product Partners which lowered its targeted leverage to 3.0x. In March, S&P upgraded EPD’s credit rating to A- by S&P. This is the first time we recall a midstream company with A rated debt! Western Midstream and Cheniere Energy are other midstream companies which saw improvement in their debt ratings during the first half of the fiscal year. Distribution growth continued in Q1 2023 as companies targeted a return to pre-COVID levels and midstream companies ended 2022 with a total of $4.8 billion in stock repurchased.

The significant free cash flow is increasingly making midstream assets and companies’ attractive merger & acquisition (M&A) targets. In May, ONEOK announced plans to acquire Magellan Midstream Partners (MMP) at a 22% premium. The deal is contingent upon shareholder vote and could close in the second half of 2023. DCP Midstream was also acquired by Phillips 66 at a significant premium during the first half of 2023. In both instances, we believe the companies being acquired operate critical energy infrastructure assets and are undervalued due to their high free cash flow generation potential over the next decade and beyond. Dealmaking is also happening in the private markets. In March, Energy Transfer announced the acquisition of privately owned Lotus Midstream. Management expects this transaction to deliver immediate accretion to free cash flow per unit driven by significant overlap of existing assets. Importantly, companies are controlling energy volumes throughout their value chain. Increasing volumes helps incumbent midstream companies maintain a competitive advantage.

Another continuing theme for energy infrastructure companies is the focus on export related infrastructure. With energy security a higher priority and concern around natural gas inventories, Europe is increasingly importing U.S. liquefied natural gas (LNG). The first half of the 2023 fiscal year saw two Final Investment Decisions (FIDs) proceed to construction at Sempra’s Port Arthur LNG project and Venture Global’s Plaquemines LNG project. Additionally, Cheniere made progress with counterparties for the company’s Sabine Pass Liquefaction Expansion Project. The U.S. remains on track to roughly double LNG export capacity by the end of the decade.

Despite all the positives, risks to our outlook remain. In 2023, we expect a more mixed setup for natural gas, as supply outpaces demand. Unseasonably warm winter lessened the gas demand for Europe and North America. Further, the delayed restart of Freeport LNG, offline since the second half of 2022 through February 2023, kept more gas inventories from being exported globally. While supply remains abundant in the short-term, we expect more demand pull for natural gas in the back half of the decade. This demand will come from LNG facilities coming online and increased demand for natural gas through power generation. Gas and its reliability and affordability

(unaudited)

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2023 Semi-Annual Report | May 31, 2023

is a key resource for utilities. An example of this is the recent Texas law passed with anti-renewables provisions in ERCOT coupled with low-cost loans for new conventional generation.

On the regulatory front there continues to be hurdles for energy infrastructure mega-projects. During the period, projects faced mixed results around legislative and cost hurdles. On the positive side, the long-disputed Mountain Valley Pipeline received its required construction permits via the debt ceiling bill. The pipeline now expects to go into service in late 2023 or early 2024. On the negative side, TransCanada’s (TRP) Costal Gas Link, located on the west coast of Canada, is facing delays due to cost overruns, which TRP announced would increase 30%. These examples highlight the importance of cash flowing infrastructure already in the ground. Lastly, the Environmental Protection Agency (EPA) officially unveiled its latest proposal to stunt emissions from coal and gas power plants with most of the limitations appearing to take effect starting in 2035. The EPA projects that less than 20% of existing gas plants would be impacted, but for coal plants looking to run through 2040, the plants would need to switch to running on natural gas 40% of the time. This decision is likely to be litigated but is noteworthy in that the push towards natural gas is one we advocated for historically.

Sustainable infrastructure

From a macro perspective the semi-annual period ending May 31, 2023, was generally characterized by influences stemming from stubborn inflation, elevated interest rates, and declining energy prices, in particular natural gas. In China, the magnitude of economic recovery following the post-COVID reopening ultimately did not come to fruition. From a policy perspective, we did see some further developments, albeit less potent, in a European response to the U.S.’s IRA.

2022’s clean energy ‘winners’, propelled by higher power prices and the growth catalysts inherent in the energy transition and the IRA, suffered profit taking in early 2023. Elevated borrowing costs were concerning for businesses which ‘borrow to grow,’ as were higher equipment costs, trade issues, permitting and transmission constraints. The period also saw banking turmoil triggered primarily by Silicon Valley Bank in early March, which presented both opportunities and challenges to the energy transition space. As such, some companies in our investment universe could not escape these varying impulses even if their secular growth remains intact.

Generally, companies participating in the energy transition tend to benefit at the margin from higher power prices in the short-term. Even if electricity prices are well above pre-2022 levels, as they have peaked and come down from very high levels, companies with some exposure to merchant prices face lower results in 2023 versus 2022, which reduces their appeal.

Looking ahead: Over the course of the next months we anticipate either a slowdown in inflation or in some cases deflation in certain areas of the energy transition space such as solar and car prices (internal combustion engines and electric vehicles). Wind turbine prices may, however, see more resistance to deflation.

With respect to renewables, a key component to solar panel manufacturing, polysilicon, has come down massively year-to-date in China. Declining equipment costs provides a tailwind to the deployment of renewables that should fuel faster and more profitable growth.

Policy will have an important role to play in the coming months as certain protectionist policies have material implications for pricing power, market share and profitability in wind, solar, battery storage and electric vehicles industries. We expect the EU and countries within the EU to unveil a variety of measures and subsidies to counteract the IRA and encourage more domestic production and installation of key clean technologies such as manufacturing along the solar value chain and key industries serving the electric vehicle sector - potentially favorable for local champions.

While decelerating global inflation and the potential impact this may have on the rate cycle might start to provide an improved backdrop for duration businesses such as utilities and renewable developers, declining power prices are a headwind to those asset owners with elevated merchant power exposure –additionally, we are also closely monitoring the risks in certain regions globally to grid congestion and the knock on effects this may have on large utility scale renewables installations. As such, we are cautiously optimistic as we head further into 2023.

Concluding thoughts

We continue to stand by our positive long-term outlook for the energy and power and sustainable infrastructure sectors.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of TIS Advisors which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index® and Tortoise North American Pipeline IndexSM (the “Indices”). The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating the Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by TIS Advisors and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

Free cash flow is the cash a company produces through its operations, less the cost of total capital expenditures (growth and maintenance).

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

(unaudited)

TortoiseEcofin	3

Tortoise

Energy Infrastructure Total Return Fund

Basic fund facts

Investment objective: Total return

Structure: Regulated investment company

	Institutional	A Class	C Class
Ticker	TORIX	TORTX	TORCX
Gross expense ratio(5)	0.93%	1.18%	1.93%
Redemption fee	None	None	None
Maximum front-end sales load	None(1)	5.50%(2)	None(1)
Maximum deferred sales load	None	None(3)	1.00%(4)
(1)	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.
(2)	You may qualify for sales charge discounts if you invest at least $50,000.
(3)	No front-end sales charge is payable on A Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.

(4)	The C Class CDSC applies to redemptions made within 12 months of purchase.
(5)	The expense ratios reflect those in the most recent prospectus and may not agree to the financial highlights.

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Strategic assets that fuel the economy
●	Diversified asset base
●	Limited direct commodity price exposure
●	History of predictable, recurring cash flows
●	Total-return potential through growth and current income
●	Experienced management teams

Top ten holdings (as of May 31, 2023)

1.	Targa Resources Corp.	9.5%
2.	Cheniere Energy, Inc.	9.5%
3.	Enbridge Inc..	7.7%
4.	The Williams Companies, Inc.	7.5%
5.	Kinder Morgan, Inc.	7.5%
6.	Plains GP Holdings, L.P.	5.3%
7.	MPLX LP	4.8%
8.	Energy Transfer LP	4.8%
9.	Pembina Pipeline Corporation	4.6%
10.	ONEOK, Inc.	4.3%

Key asset performance drivers

●	The fund’s large allocation to natural gas pipeline companies detracted the most from performance during the period.
●	The fund’s allocation to refined product pipeline companies added to performance during the period.
●	The fund’s allocation to crude oil pipeline companies also detracted from performance during the period.
Top five contributors
Magellan Midstream Partners, L.P.
Plains GP Holdings, L.P.
Enterprise Products Partners L.P.
Energy Transfer LP
DCP Midstream LP
Bottom five contributors
Cheniere Energy Inc.
Williams Companies, Inc.
Kinder Morgan Inc.
Enbridge Inc.
ONEOK, Inc.

(unaudited)

4	TortoiseEcofin

2023 Semi-Annual Report | May 31, 2023

Value of $1,000,000 vs. S&P 500® Index

May 31, 2013 through May 31, 2023

This chart illustrates the performance of a hypothetical $1,000,000 investment made on May 31, 2013 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance on May 31, 2013 through May 31, 2023. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

TortoiseEcofin	5

Tortoise

Energy Infrastructure Total Return Fund (continued)

Total returns (as of May 31, 2023)
Ticker	Class	6 months	1 year	3 years	5 years	10 years(1)	Since inception(2)	Gross expense ratio(6)
TORIX	Institutional	-8.20%	-5.30%	19.79%	3.40%	3.03%	5.76%	0.93%
TORTX	A Class (excluding load)(3)	-8.35%	-5.62%	19.49%	3.13%	2.74%	5.46%	1.18%
TORTX	A Class (maximum load)(3)	-13.37%	-10.84%	17.28%	1.98%	2.16%	4.97%	1.18%
TORCX	C Class (excluding CDSC)	-8.66%	-6.29%	18.59%	2.37%	2.00%	4.69%	1.93%
TORCX	C Class (including CDSC)	-9.55%	-7.19%	18.59%	2.37%	2.00%	4.69%	1.93%
S&P 500® Index(4)		3.33%	2.92%	12.92%	11.01%	11.99%	12.09%	—
TNAPT(5)		-8.23%	-9.52%	17.28%	6.20%	5.36%	7.26%	—
(1)	The C Class Shares commenced operations on September 19, 2012. Performance shown for the C Class prior to the inception of the C Class is based on the performance of the Institutional Class Shares, adjusted for the higher expenses applicable to the C Class Shares.
(2)	Reflects period from May 31, 2011 through May 31, 2023. The Institutional and A Class Shares commenced operations on May 31, 2011 and C Class Shares commenced operations on September 19, 2012. Performance shown for the C Class prior to inception of the C Class Shares is based on the performance of the Institutional Class Shares, adjusted for the higher expenses applicable to C Class Shares.
(3)	Prior to March 30, 2019, A Class Shares were known as Investor Class Shares.
(4)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(5)	The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. You cannot invest directly in an index.
(6)	The gross expense ratio is in line with the Energy Infrastructure Total Return Fund’s most recent effective prospectus and may not reflect current year activity.

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the A Class (maximum load) reflects a sales charge of 5.50%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 12 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

6	TortoiseEcofin

2023 Semi-Annual Report | May 31, 2023

Tortoise

Energy Infrastructure and Income Fund

Basic fund facts

Investment objective: Current income and long-term capital appreciation

Structure: Regulated investment company

	Institutional	A Class	C Class
Ticker	INFIX	INFRX	INFFX
Gross expense ratio(5)	1.13%	1.38%	2.13%
Redemption fee	None	None	None
Maximum front-end sales load	None(1)	5.50%(2)	None(1)
Maximum deferred sales load	None	None(3)	1.00%(4)
(1)	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.
(2)	You may qualify for sales charge discounts if you invest at least $50,000.
(3)	No front-end sales charge is payable on A Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.
(4)	The C Class CDSC applies to redemptions made within 12 months of purchase.
(5)	The expense ratios reflect those in the most recent prospectus and may not agree to the financial highlights.

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Securities from across the capital structure and energy value chain
●	Strategic assets that fuel the economy
●	Diversified asset base
●	Limited direct commodity price exposure
●	History of predictable, recurring cash flows
●	Current income through distributions
●	A flexible asset allocation dependent on current market opportunities
●	Experienced management team

Top ten holdings (as of May 31, 2023)

1.	Cheniere Energy, Inc.	7.1%
2.	DCP Midstream, LP	6.8%
3.	Energy Transfer LP	5.2%
4.	Plains GP Holdings, L.P.	4.5%
5.	The Williams Companies, Inc.	4.3%
6.	ConocoPhillips	3.8%
7.	EQT Corporation	3.7%
8.	MPLX LP	3.5%
9.	Targa Resources Corp.	3.5%
10.	Magellan Midstream Partners, L.P..	3.4%

Key asset performance drivers

●	Exposure to equities, including the largest allocation of natural gas pipelines, detracted from performance.
●	The fund’s allocation to gathering & processing companies added the most to performance.
●	The fund’s allocation to oil & gas production companies detracted the most from performance.
Top five contributors
DCP Midstream LP
Magellan Midstream Partners, L.P.
Plains GP Holdings, L.P.
Energy Transfer LP
Enterprise Products Partners L.P.
Bottom five contributors
Cheniere Energy Inc.
New Fortress Energy Inc.
Ovintiv Inc.
ConocoPhillips
Williams Companies, Inc.

(unaudited)

TortoiseEcofin	7

Tortoise

Energy Infrastructure and Income Fund (continued)

Value of $1,000,000 vs. the Alerian MLP Index

May 31, 2013 through May 31, 2023

This chart illustrates the performance of a hypothetical $1,000,000 investment made on May 31, 2013 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance from May 31, 2013 through May 31, 2023. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

(unaudited)

8	TortoiseEcofin

2023 Semi-Annual Report | May 31, 2023

Total returns (as of May 31, 2023)

Ticker	Class	6 months	1 year	3 years	5 years	10 years	Since inception(1)	Gross expense ratio(3)
INFIX	Institutional	-7.80%	-5.87%	16.57%	4.30%	1.97%	4.27%	1.13%
INFRX	A Class (excluding load)	-7.80%	-5.97%	16.30%	4.07%	1.74%	4.03%	1.38%
INFRX	A Class (maximum load)	-12.89%	-11.11%	14.11%	2.90%	1.16%	3.56%	1.38%
INFFX	C Class (excluding CDSC)	-8.12%	-6.69%	15.46%	3.27%	0.96%	3.31%	2.13%
INFFX	C Class (including CDSC)	-9.01%	-7.57%	15.46%	3.27%	0.96%	3.31%	2.13%
Alerian MLP Index(2)		0.39%	7.84%	25.47%	4.97%	0.80%	3.63%	—
(1)	Reflects period from fund inception on December 27, 2010 through May 31, 2023. The Institutional Class commenced operations on December 27, 2010, the A Class Shares commenced operation on May 18, 2011 and the C Class Shares commenced operations on April 2, 2012. Performance shown for the A Class and C Class prior to the inception of the A Class Shares and C Class Shares is based on the performance of the Institutional Class Shares, adjusted for the higher expenses applicable to the A Class Shares and the C Class Shares, respectively.
(2)	The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).
(3)	The gross expense ratio is in line with the Energy Infrastructure and Income Fund’s most recent effective prospectus and may not reflect current year activity.

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the A Class (maximum load) reflects a sales charge of 5.50%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 18 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

TortoiseEcofin	9

Ecofin

Global Energy Transition Fund

Basic fund facts

Investment objective: Current income and long-term capital appreciation

Structure: Regulated investment company

	Institutional	A Class
Ticker	EETIX	EETAX
Net expense ratio(1)	0.90%	1.15%
Redemption fee	None	None
Maximum front-end sales load	None(2)	5.50%(3)
Maximum deferred sales load	None	None(4)
(1)	Tortoise has contractually agreed to limit total operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage/borrowing interest, interest expense, taxes and extraordinary expenses) through 3/31/2024. Reimbursed expenses may be recouped for a period of thirty-six months if such recoupment can be achieved without exceeding these expense limits.
(2)	While the Institutional Class has no front-end load, advisory and other expenses still apply.
(3)	You may qualify for sales charge discounts if you invest at least $50,000.
(4)	No front-end sales charge is payable on A Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Exposure to structural growth opportunities related to the energy transition associated with decarbonization
●	Changes the way energy is produced and consumed globally
●	Focused on more efficient use of resources and emissions reduction
●	Emphasize the following major investment themes: electrification, clean transportation, industrial and building efficiency and environment

Top ten holdings (as of May 31, 2023)

1.	NextEra Energy, Inc.	6.2%
2.	Constellation Energy Corporation	5.9%
3.	Infineon Technologies AG	5.9%
4.	ROHM Co., Ltd.	5.7%
5.	Schneider Electric SE	5.5%
6.	TE Connectivity Ltd.	5.5%
7.	Keyence Corp.	5.0%
8.	Orsted A/S	5.0%
9.	EDP — Energias de Portugal, S.A.	4.4%
10.	China Longuan Power Group Corp Ltd.	4.2%

Key asset performance drivers

●	Top performers varied by business type and region during the period: a European electrification enabling equipment manufacturer, a European utility, and a Japanese factory automation equipment manufacturer.
●	‘Borrow to grow’ names responding to varying macro impulses such as recent banking turmoil, detracted the most from performance for the period.
●	The fund’s allocation to the Americas was the largest detractor from performance for the period, while Europe contributed positively.
●	Electrification names detracted the most from performance for the period while Industrial & Building Efficiency contributed the most positively.
Top five contributors
Schneider SA
Enel SPA
Keyence Corp.
Infineon Technologies AG
Rohm Co Ltd
Bottom five contributors
Stem, Inc.
Sunrun Inc.
Nextera Energy Inc.
Constellation Energy
Nidec Corp.

(unaudited)

10	TortoiseEcofin

2023 Semi-Annual Report | May 31, 2023

Value of $1,000,000 vs. MSCI ACWI Index

April 30, 2019 through May 31, 2023

The Fund commenced operations on October 15, 2021. This chart illustrates the performance of a hypothetical $1,000,000 investment made on April 30, 2019 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance on April 30, 2019 through May 31, 2023. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The MSCI ACWI Index is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 25 emerging markets. You cannot invest directly in an index.

(unaudited)

TortoiseEcofin	11

Ecofin

Global Energy Transition Fund (continued)

Total returns (as of May 31, 2023)

Ticker	Class	6 months	1 year	3 years	Since inception	Gross expense ratio(5)
EETIX(1)(2)	Institutional	-6.08%	-1.31%	10.10%	8.48%	0.90%
EETAX(1)(3)	A Class (excluding load)	-6.13%	-1.47%	9.83%	8.21%	1.15%
EETAX(1)(3)	A Class (including load)	-11.24%	-6.90%	7.80%	6.72%	1.15%
MSCI ACWI Index (Net)(4)		3.44%	0.85%	10.07%	7.08%	—
(1)	Fund commenced operations on October 15, 2021.
(2)	The performance data quoted for the period prior to October 18, 2021 is that of the Long Only sub-fund of the Ecofin Vista Master Fund Limited (the “Predecessor Fund”) and has been adjusted to reflect the Fund’s share class’ fees and expenses. The Predecessor Fund commenced operations on April 30, 2019, and was not a registered mutual fund subject to the same investment and tax restrictions as the Fund. If it had, the Predecessor Fund’s performance might have been lower. The Predecessor Fund’s shares were exchanged for the Fund’s Institutional Class shares on October 15, 2021.

(3)	Performance of the A Class prior to the inception of the class is based on the performance of the Predecessor Fund, adjusted for the higher expenses applicable to the class compared to the Institutional Class.
(4)	The MSCI ACWI Index is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 25 emerging markets. You cannot invest directly in an index.
(5)	The gross expense ratio is in line with the Global Energy Transition Fund’s most recent effective prospectus and may not reflect current year activity.

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the A Class (maximum load) reflects a sales charge of 5.50%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

12	TortoiseEcofin

2023 Semi-Annual Report | May 31, 2023

Ecofin

Global Renewables Infrastructure Fund

Basic fund facts

Investment objective: Total Return

Structure: Regulated Investment Company

	Institutional	A Class
Ticker	ECOIX	ECOAX
Net Expense Ratio(1)	0.90%	1.15%
Redemption fee	None	None
Maximum front-end sales load	None(2)	5.50%(3)
Maximum deferred sales load	None	None(4)
(1)	The expense ratios reflect those in the most recent prospectus and may not agree to the financial highlights.
(2)	While the Institutional Class has no front-end load, advisory and other expenses still apply.
(3)	You may qualify for sales charge discounts if you invest at least $50,000.
(4)	No front-end sales charge is payable on A Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Securities from across the capital structure and energy value chain
●	Strategic assets that fuel the economy
●	Diversified asset base
●	Limited direct commodity price exposure
●	History of predictable, recurring cash flows
●	Current income through distributions
●	A flexible asset allocation dependent on current market opportunities
●	Experienced management team

Top ten holdings (as of May 31, 2023)

1.	NextEra Energy, Inc.	6.7%
2.	Clearway Energy, Inc.	5.4%
3.	ERG SpA	5.3%
4.	NextEra Energy Partners LP	5.2%
5.	Atlantica Sustainable Infrastructure plc	4.8%
6.	TransAlta Renewables Inc.	4.4%
7.	Orsted A/S	4.0%
8.	Constellation Energy Corporation	3.8%
9.	Terna — Rete Elettrica Nazionale SpA	3.8%
10.	ReNew Energy Global Plc	3.6%

Key asset performance drivers

●	The largest positive contributor to NAV was a Swiss power generation, transmission, and energy service company, responding to strong energy trading results.
●	The fund’s allocation to North America was the most substantial detractor from performance for the period, followed by Asia Pacific.
●	Renewable Electricity names were the worst performing sector, primarily due to the rising need for capital to fund the strong demand growth, at the time the cost of capital has risen substantially, while Electric Utilities were the best performing sub-sector.
Top five contributors
BKW AG
Terna SPA
Brookfield Renewable
EDP-Energias
Greencoat UK Wind PLC
Bottom five contributors
NextEra Energy Partners
Sunrun Inc.
Renova Inc.
Clearway Energy Inc.
NextEra Energy Inc.

(unaudited)

TortoiseEcofin	13

Ecofin

Global Renewables Infrastructure Fund (continued)

Value of $1,000,000 vs. S&P Global Infrastructure® Index (Net)

November 2, 2015 through May 31, 2023

The Fund commenced operations on August 7, 2020. This chart illustrates the performance of a hypothetical $1,000,000 investment made on November 2, 2015 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance on November 2, 2015 through May 31, 2023. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P Global Infrastructure® Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. You cannot invest directly in an index.

(unaudited)

14	TortoiseEcofin

2023 Semi-Annual Report | May 31, 2023

Total returns (as of May 31, 2023)

Ticker	Class	6 months	1 year	3 years	5 years	Since inception	Gross expense ratio(5)
ECOIX(1)(2)	Institutional	-8.82%	-12.41%	9.19%	9.64%	9.79%	0.90%
ECOAX(1)(3)	A Class (excluding load)	-8.85%	-12.58%	8.98%	9.41%	9.56%	1.15%
ECOAX(1)(3)	A Class (including load)	-13.87%	-17.41%	6.94%	8.18%	8.74%	1.15%
S&P Global Infrastructure Index(4)		-1.46%	-6.72%	9.10%	5.09%	5.85%	—
S&P Global Infrastructure Index (Net)(4)		-1.94%	-7.51%	8.22%	4.19%	4.93%	—
(1)	Fund commenced operations on August 7, 2020.
(2)	The performance data quoted for the period prior to August 7, 2020 is that of the Tortoise Global Renewables Infrastructure Fund Limited (the “Predecessor Fund”) and has been adjusted to reflect the Fund’s share class’ fees and expenses. The Predecessor Fund commenced operations on November 2, 2015, and was not a registered mutual fund subject to the same investment and tax restrictions as the Fund. If it had, the Predecessor Fund’s performance might have been lower. The Predecessor Fund’s shares were exchanged for the Fund’s Institutional Class shares on August 7, 2020.
(3)	Performance of the A Class prior to the inception of the class is based on the performance of the Predecessor Fund, adjusted for the higher expenses applicable to the class compared to the Institutional Class.
(4)	The S&P Global Infrastructure® Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. You cannot invest directly in an index.
(5)	The gross expense ratio is in line with the Global Renewables Infrastructure Fund’s most recent effective prospectus and may not reflect current year activity.

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the A Class (maximum load) reflects a sales charge of 5.50%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

TortoiseEcofin	15

Mutual fund investing involves risk. Principal loss is possible. The funds are non-diversified, meaning they may concentrate their assets in fewer individual holdings than a diversified fund. Therefore, the funds are more exposed to individual stock volatility than diversified funds. Investing in specific sectors such as North American energy may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with energy investments, including upstream energy companies, midstream companies, downstream companies, energy company beneficiaries, master limited partnerships (MLPs), MLP affiliates, commodity price volatility, supply and demand, regulatory, environmental, operating, capital markets, terrorism, natural disaster and climate change risks. The tax benefits received by an investor investing in the funds differ from that of a direct investment in an MLP by an investor. The value of the funds’ investments in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the funds which could result in a reduction of the funds’ values. Investments in foreign companies involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The funds invest in large, small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The funds may also write call options which may limit the funds’ abilities to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline. Some funds may invest in other derivatives including options, futures and swap agreements, which can be highly volatile, illiquid and difficult to value, and changes in the value of a derivative held by the funds may not correlate with the underlying instrument or the fund’s other investments and can include additional risks such as liquidity risk, leverage risk and counterparty risk that are possibly greater than risks associated with investing directly in the underlying investments. Some funds may engage in short sales and in doing so are subject to the risk that they may not always be able to borrow a security, or close out a short position at a particular time or at an acceptable price.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the funds.

Fund holdings and allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the fund’s Schedule of Investments in this report.

(unaudited)

16	TortoiseEcofin

2023 Semi-Annual Report | May 31, 2023

Expense example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2022 – May 31, 2023)

Actual expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tortoise Energy Infrastructure Total Return Fund
	Beginning Account Value (12/01/2022)	Ending Account Value (05/31/2023)	Expenses Paid During Period(1) (12/01/2022 – 05/31/2023)
Institutional Class Actual(2)	$ 1,000.00	$ 918.00	$ 4.45
Institutional Class Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,020.29	$ 4.68
A Class Actual(2)	$ 1,000.00	$ 916.50	$ 5.64
A Class Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,019.05	$ 5.94
C Class Actual(2)	$ 1,000.00	$ 913.40	$ 9.21
C Class Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,015.31	$ 9.70
(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.93%, 1.18%, and 1.93% for the Institutional Class, A Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2023 of -8.20%, -8.35% and -8.66% for the Institutional Class, A Class and C Class, respectively.

(unaudited)

TortoiseEcofin	17

Tortoise Energy Infrastructure and Income Fund
	Beginning Account Value (12/01/2022)	Ending Account Value (05/31/2023)	Expenses Paid During Period(1) (12/01/2022 – 05/31/2023)
Institutional Class Actual(2)	$ 1,000.00	$ 922.00	$ 5.41
Institutional Class Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,019.30	$ 5.69
A Class Actual(2)	$ 1,000.00	$ 922.00	$ 6.61
A Class Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,018.05	$ 6.94
C Class Actual(2)	$ 1,000.00	$ 918.80	$ 10.19
C Class Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,014.31	$ 10.70
(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.13%, 1.38%, and 2.13% for the Institutional Class, A Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2023 of -7.80%, -7.80% and -8.12% for the Institutional Class, A Class and C Class, respectively.
Ecofin Global Energy Transition Fund
	Beginning Account Value (12/01/2022)	Ending Account Value (05/31/2023)	Expenses Paid During Period(1) (12/01/2022 – 05/31/2023)
Institutional Class Actual(2)	$ 1,000.00	$ 939.20	$ 4.35
Institutional Class Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,020.44	$ 4.53
A Class Actual(2)	$ 1,000.00	$ 938.70	$ 5.56
A Class Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,019.20	$ 5.79
(1)	Expenses are equal to the Fund’s annualized expense ratio for the period since commencement of operations of 0.90% and 1.15% for the Institutional Class and A Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2023 of -6.08% for the Institutional Class and -6.13% for the A Class, respectively.
Ecofin Global Renewables Infrastructure Fund
	Beginning Account Value (12/01/2022)	Ending Account Value (05/31/2023)	Expenses Paid During Period(1) (12/01/2022 – 05/31/2023)
Institutional Class Actual(2)	$ 1,000.00	$ 911.80	$ 4.34
Institutional Class Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,020.39	$ 4.58
A Class Actual(2)	$ 1,000.00	$ 911.50	$ 5.53
A Class Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,019.15	$ 5.84
(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.91% and 1.16% for the Institutional Class and A Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2023 of -8.82% for the Institutional Class and -8.85% for the A Class, respectively.

(unaudited)

18	TortoiseEcofin

2023 Semi-Annual Report | May 31, 2023

Tortoise Energy Infrastructure Total Return

Schedule of Investments (unaudited)

May 31, 2023

	Shares	Fair Value

Common Stock — 73.1%(1)
Canada Crude Oil Pipelines — 12.2%(1)
Enbridge Inc.	4,686,963	$164,981,098
Pembina Pipeline Corporation	3,246,374	98,288,008
		263,269,106

Canada Natural Gas/Natural Gas Liquids Pipelines — 6.2%(1)
Keyera Corp.	2,983,645	66,596,275
TC Energy Corporation	1,715,688	66,808,891
		133,405,166

United States Crude Oil Pipelines — 5.3%(1)
Plains GP Holdings, L.P.	8,389,762	114,100,764

United States Natural Gas Gathering/Processing — 7.3%(1)
Antero Midstream Corporation	2,363,875	24,135,164
EnLink Midstream, LLC	4,582,118	44,721,472
Equitrans Midstream Corporation	5,510,147	47,001,554
Hess Midstream LP	1,201,605	33,512,763
Kinetik Holdings, Inc.	211,499	6,880,062
		156,251,015

United States Natural Gas/Natural Gas Liquids Pipelines — 40.1%(1)
Cheniere Energy, Inc.	1,463,968	204,618,807
DT Midstream, Inc.	471,700	21,443,482
Excelerate Energy, Inc.	225,436	4,184,092
Kinder Morgan, Inc.	10,019,728	161,417,818
NextDecade Corp.(2)	1,935,959	10,744,573
ONEOK, Inc.	1,652,085	93,607,136
Targa Resources Corp.	3,020,376	205,536,587
The Williams Companies, Inc.	5,651,894	161,983,282
		863,535,777

United States Renewables and Power Infrastructure — 2.0%(1)
Clearway Energy, Inc.	344,932	9,909,896
NextEra Energy Partners LP	381,332	22,849,414
Sempra Energy	72,144	10,354,828
		43,114,138
Total Common Stock (Cost $1,190,386,729)		1,573,675,966
Master Limited Partnerships — 23.7%(1)
United States Crude Oil Pipelines — 1.2%(1)
Nustar Energy L.P.	1,583,547	$25,859,322

United States Natural Gas Gathering/Processing — 3.7%(1)
Crestwood Equity Partners LP	587,104	15,065,089
Western Midstream Partners, LP	2,605,659	65,766,833
		80,831,922

United States Natural Gas/Natural Gas Liquids Pipelines — 11.5%(1)
DCP Midstream, LP	1,202,202	49,999,581
Energy Transfer LP	8,386,274	103,989,798
Enterprise Products Partners L.P.	3,663,316	92,791,794
		246,781,173
United States Other — 0.1%(1)
Westlake Chemical Partners LP	127,871	2,747,948

United States Refined Product Pipelines — 7.2%(1)
Magellan Midstream Partners, L.P.	851,490	51,268,213
MPLX LP	3,123,288	104,130,422
		155,398,635
Total Master Limited Partnerships (Cost $320,681,375)		511,619,000

Short-Term Investment — 3.0%(1)
United States Investment Company — 3.0%(1)
First American Government Obligations Fund, Class X, 4.97%(3) (Cost $64,261,068)	64,261,068	64,261,068

Total Investments — 99.8%(1) (Cost $1,575,329,172)		2,149,556,034
Other Assets in Excess of Liabilities, Net — 0.2%(1)		3,589,189
Total Net Assets — 100.0%(1)		$2,153,145,223

(1) Calculated as a percentage of net assets.

(2) Non-income producing security.

(3) Rate indicated is the current yield as of May 31, 2023.

See accompanying Notes to Financial Statements.

TortoiseEcofin	19

Tortoise Energy Infrastructure and Income Fund
Schedule of Investments (unaudited)

May 31, 2023

	Shares	Fair Value

Common Stocks — 52.4%(1)
Canada Crude Oil Pipelines — 2.3%(1)
Enbridge Inc.	304,484	$10,717,837

Canada Oil & Gas Production — 1.3%(1)
Ovintiv, Inc.	187,315	6,194,507

United Kingdom Renewables and Power Infrastructure — 0.4%(1)
Atlantica Sustainable Infrastructure plc	80,553	1,946,966

United States Crude Oil Pipelines — 4.5%(1)
Plains GP Holdings, L.P.	1,538,108	20,918,269

United States Natural Gas Gathering/Processing — 2.6%(1)
Equitrans Midstream Corporation	706,020	6,022,350
Hess Midstream LP	174,587	4,869,231
Kinetik Holdings, Inc.	40,684	1,323,451
		12,215,032

United States Natural Gas/Natural Gas Liquids Pipelines — 21.1%(1)
Cheniere Energy, Inc.	239,948	33,537,532
Kinder Morgan, Inc.	770,377	12,410,774
New Fortress Energy, Inc.	271,245	7,125,606
ONEOK, Inc.	168,529	9,548,853
Targa Resources Corp.	242,320	16,489,876
The Williams Companies, Inc.	704,002	20,176,697
		99,289,338

United States Oil & Gas Production — 16.0%(1)
ConocoPhillips	178,975	17,772,217
Coterra Energy Inc.	432,396	10,053,207
Devon Energy Corporation	170,926	7,879,689
Diamondback Energy, Inc.	67,187	8,542,827
EQT Corporation	502,283	17,464,380
Pioneer Natural Resources Company	67,190	13,400,374
		75,112,694

United States Refined Product Pipelines — 1.5%(1)
Phillips 66	75,531	6,919,395

United States Renewables and Power Infrastructure — 2.7%(1)
Clearway Energy, Inc.	154,878	4,449,645
NextEra Energy Partners LP	137,123	8,216,410
		12,666,055
Total Common Stocks (Cost $204,549,469)		245,980,093
Master Limited Partnerships — 24.6%(1)

United States Natural Gas Gathering/Processing — 2.8%(1)
Crestwood Equity Partners LP	80,135	$2,056,264
Western Midstream Partners, LP	446,900	11,279,756
		13,336,020

United States Natural Gas Pipelines — 14.9%(1)
DCP Midstream, LP	771,028	32,067,054
Energy Transfer LP	1,969,863	24,426,301
Enterprise Products Partners L.P.	523,312	13,255,493
		69,748,848

United States Refined Product Pipelines — 6.9%(1)
Magellan Midstream Partners, L.P.	261,848	15,765,868
MPLX LP	497,390	16,582,983
		32,348,851
Total Master Limited Partnerships (Cost $56,345,966)		115,433,719

See accompanying Notes to Financial Statements.

20	TortoiseEcofin

2023 Semi-Annual Report | May 31, 2023

Tortoise Energy Infrastructure and Income Fund
Schedule of Investments (unaudited) (continued)

May 31, 2023

	Principal Amount	Fair Value

Corporate Bonds — 20.4%(1)

Canada Crude Oil Pipelines — 0.8%(1)
Enbridge, Inc.
5.500%(3 Month LIBOR USD + 3.418%), 07/15/2077(2)	$4,000,000	$3,502,348

United States Natural Gas Gathering/Processing — 9.0%(1)
Antero Midstream Partners LP / Antero Midstream Finance Corp.
5.750%, 03/01/2027(3)	6,370,000	6,102,936
Blue Racer Midstream LLC / Blue Racer Finance Corp.
7.625%, 12/15/2025(3)	3,575,000	3,619,737
6.625%, 07/15/2026(3)	3,800,000	3,770,196
EnLink Midstream Partners, LP
4.850%, 07/15/2026	7,550,000	7,304,097
EnLink Midstream, LLC
5.375%, 06/01/2029	4,455,000	4,227,693
Hess Midstream Operations LP
5.625%, 02/15/2026(3)	8,125,000	7,979,969
5.125%, 06/15/2028(3)	4,050,000	3,797,563
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
6.500%, 07/15/2027	5,537,000	5,562,239
		42,364,430
United States Natural Gas/Natural Gas Liquids Pipelines — 6.6%(1)
DT Midstream, Inc.
4.375%, 06/15/2031(3)	6,100,000	5,138,540
EQM Midstream Partners LP
5.500%, 07/15/2028	8,500,000	7,983,074
NGPL Pipeco LLC
7.768%, 12/15/2037(3)	9,125,000	9,770,006
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.
6.000%, 03/01/2027(3)	850,000	795,909
5.500%, 01/15/2028(3)	7,925,000	7,167,648
		30,855,177
United States Oil Field Services — 1.3%(1)
Archrock Partners LP / Archrock Partners Finance Corp.
6.875%, 04/01/2027(3)	6,575,000	6,292,216

United States Other — 2.7%(1)
New Fortress Energy, Inc.
6.750%, 09/15/2025(3)	8,800,000	8,111,122
6.500%, 09/30/2026(3)	5,000,000	4,436,142
		12,547,264
Total Corporate Bonds
(Cost $99,949,924)		95,561,435

	Shares	Fair Value
Short-Term Investments — 1.5%(1)
United States Investment Company — 1.5%(1)
First American Government Obligations Fund, Class X, 4.968%(4) (Cost $7,172,047)	7,172,047	$7,172,047

Total Investments — 98.9%(1) (Cost $368,017,406)		464,147,294
Other Assets in Excess of Liabilities, Net — 1.1%(1)		5,258,912
Total Net Assets — 100.0%(1)		$469,406,206

(1)	Calculated as a percentage of net assets.
(2)	Variable Rate Security - The rate shown is the rate in effect as of May 31, 2023.
(3)	Security purchased within the terms of a private placement memorandum, except from registration under Rule 144A of the Securities Act 0f 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers” as of May 31, 2023, the value of this investment was $66,981,984 or 14.3% of total net assets.
(4)	Rate indicated is the current yield as of May 31, 2023.

See accompanying Notes to Financial Statements.

TortoiseEcofin	21

Ecofin Global Energy Transition Fund
Schedule of Investments (unaudited)
May 31, 2023

	Shares	Fair Value

Common Stock — 90.8%(1)

Denmark Infrastructure, Utilities and Renewables — 4.9%(1)
Orsted A/S	23,108	$2,033,206

France Industrials — 5.5%(1)
Schneider Electric SE	13,093	2,265,077

France Power — 1.7%(1)
Neoen SA	23,536	707,429

Germany Clean Technology — 5.9%(1)
Infineon Technologies AG	64,557	2,403,397

Germany Specialty Chemical & Materials — 3.5%(1)
Wacker Chemie AG	10,896	1,451,357

Hong Kong Infrastructure, Utilities and Renewables — 4.2%(1)
China Longyuan Power Group Corp Ltd.	1,525,848	1,712,764

Ireland Clean Technology — 2.1%(1)
Aptiv Plc(2)	9,690	853,495

Ireland Industrials — 3.7%(1)
Trane Technologies Plc	9,219	1,504,817

Italy Industrials — 3.5%(1)
Prysmian SpA	38,580	1,434,931

Italy Infrastructure, Utilities, and Renewables — 3.8%(1)
Enel SpA	249,799	1,572,238

Japan Clean Technology — 5.7%(1)
ROHM Co., Ltd.	27,510	2,321,591

Japan Industrials — 3.2%(1)
Nidec Corp.	26,258	1,301,217

Japan Infrastructure, Utilities, and Renewables — 5.0%(1)
Keyence Corp.	4,242	2,056,428

Norway Clean Technology — 1.7%(1)
Nel ASA(2)	540,902	687,780

Portugal Infrastructure, Utilities and Renewables — 4.4%(1)
EDP — Energias de Portugal, S.A.	372,683	1,820,519

Switzerland Specialty Chemical & Materials — 2.5%(1)
Sika AG	3,712	1,015,682

Taiwan Clean Technology — 2.6%(1)
Delta Electronics, Inc.	105,199	1,080,285

United States Clean Technology — 8.6%(1)
Autodesk, Inc.(2)	6,476	$1,291,250
TE Connectivity Ltd.	18,340	2,246,283
		3,537,533

United States Infrastructure, Utilities, and Renewables — 18.3%(1)
Constellation Energy Corporation	28,764	2,416,751
First Solar, Inc.(2)	5,702	1,157,278
NextEra Energy, Inc.	34,612	2,542,598
STEM, Inc.(2)	73,149	403,782
Sunrun, Inc.(2)	56,399	994,878
		7,515,287
Total Common Stock (Cost $37,961,056)		37,275,033

Short-Term Investment — 1.4%(1)
United States Investment Company — 1.4%(1)
First American Government Obligations Fund, Class X, 4.97%(3)
(Cost $581,775)	581,775	581,775

Total Investments — 92.2%(1) (Cost $38,542,831)		37,856,808
Other Assets in Excess of Liabilities, Net — 7.8%(1)		3,189,672
Total Net Assets — 100.0%(1)		$41,046,480
(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of May 31, 2023.

See accompanying Notes to Financial Statements.

22	TortoiseEcofin

2023 Semi-Annual Report | May 31, 2023

Ecofin Global Energy Transition Fund
Open Swap Contracts (unaudited)

May 31, 2023

Counterparty	Security	Termination Date	Pay/Receive on Financing Rate	Financing Rate	Payment Frequency	Shares	Notional Amount	Unrealized Appreciation (Depreciation)*
Morgan Stanley	Drax Group PLC	10/19/23	Pay	0.200% + Federal Funds Effective Rate	Monthly	132,802	$914,212	$(133,409)
Morgan Stanley	Amperex Tech	8/28/23	Pay	0.200% + Federal Funds Effective Rate	Monthly	39,112	1,217,612	(30,646)
								$(164,055)

* Based on the net swap value held at each counterparty. Unrealized appreciation (depreciation) is a receivable (payable).

See accompanying Notes to Financial Statements.

TortoiseEcofin	23

Ecofin Global Renewables Infrastructure Fund
Schedule of Investments (unaudited)

May 31, 2023

	Shares	Fair Value

Common Stock — 87.5%(1)

Belgium Electricity Transmission Operators — 3.3%(1)
Elia Group SA/NV	88,942	$10,764,035

Canada Renewable Power Producers — 7.6%(1)
Innergex Renewable Energy Inc.	1,014,186	10,504,203
TransAlta Renewables Inc.	1,533,542	14,245,278
		24,749,481
Denmark Renewable Power Producers — 4.0%(1)
Orsted A/S	147,606	12,987,424

France Power — 3.2%(1)
Neoen SA	344,533	10,355,722

Germany Renewable Power Producers — 3.0%(1)
Encavis AG	602,959	9,779,158

Hong Kong Renewable Power Producers — 4.7%(1)
China Longyuan Power Group Corp Ltd.	9,704,394	10,893,179
China Suntien Green Energy Corp Ltd.	11,434,141	4,323,532
		15,216,711
India Power — 3.6%(1)
ReNew Energy Global Plc(2)	2,170,980	11,875,261

Italy Electricty Transmission Operators — 3.8%(1)
Terna — Rete Elettrica Nazionale SpA	1,487,353	12,497,167

Italy Renewable Power Producers — 5.3%(1)
ERG SpA	628,551	17,296,338

Japan Renewable Power Producers — 2.1%(1)
RENOVA, Inc.(2)	607,736	7,015,822

Portugal Electric Utilities — 3.4%(1)
EDP — Energias de Portugal, S.A.	2,244,576	10,964,531

Portugal Renewables Power Producer — 1.5%(1)
Greenvolt-Energias Renovaveis S.A.(2)	738,681	4,820,755

Spain Integrated Utilities — 1.7%(1)
EDP Renovaveis SA	277,647	5,520,777

Switzerland Integrated Utilities — 3.2%(1)
BKW Energie AG	58,315	10,484,193

Thailand Renewable Power Producers — 1.2%(1)
Super Energy Corporation PCL	246,595,892	4,107,373

United Kingdom Renewable Power Producers — 7.6%(1)
Atlantica Sustainable Infrastructure plc	650,374	15,719,540
Greencoat UK Wind PLC	4,895,584	9,084,061
		24,803,601

United States Distributed Renewables — 0.7%(1)
Sunrun, Inc.(2)	134,023	$2,364,166

United States Electric Utilities — 13.6%(1)
Constellation Energy Corporation	149,260	12,540,825
Edison International	52,347	3,534,470
NextEra Energy, Inc.	298,370	21,918,260
Public Service Enterprise Group Incorporated	106,185	6,344,554
		44,338,109
United States Renewable Power Producers — 14.0%(1)
Clearway Energy, Inc.	612,281	17,590,833
Dominion Resources, Inc.	225,786	11,352,520
NextEra Energy Partners LP	280,636	16,815,708
		45,759,061
Total Common Stock (Cost $328,349,083)		285,699,685

Master Limited Partnership — 3.6%(1)
United States Renewable Power Producers — 3.6%(1)
Brookfield Renewable Partners LP (Cost $12,376,539)	380,592	11,539,550

Short-Term Investment — 3.7%(1)
United States Investment Company — 3.7%(1)
First American Government Obligations Fund, Class X, 4.97%(3) (Cost $12,124,396)	12,124,396	12,124,396

Total Investments — 94.8%(1) (Cost $352,850,018)		309,363,631
Other Assets in Excess of Liabilities, Net — 5.2%(1)		17,043,823
Total Net Assets — 100.0%(1)		$326,407,454
(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of May 31, 2023.

See accompanying Notes to Financial Statements.

24	TortoiseEcofin

2023 Semi-Annual Report | May 31, 2023

Ecofin Global Renewables Infrastructure Fund
Open Swap Contracts (unaudited)

May 31, 2023

Counterparty	Security	Termination Date	Pay/Receive on Financing Rate	Financing Rate	Payment Frequency	Shares	Notional Amount	Unrealized Appreciation (Depreciation)*
Morgan Stanley	Drax Group PLC	8/17/23	Pay	0.200% + Federal Funds Effective Rate	Monthly	2,252,119	$15,503,647	$(2,262,419)
								$(2,262,419)

* Based on the net swap value held at each counterparty. Unrealized appreciation (depreciation) is a receivable (payable).

See accompanying Notes to Financial Statements.

TortoiseEcofin	25

Statements of Assets & Liabilities (unaudited)
May 31, 2023

Tortoise Energy Infrastructure Total Return Fund

Assets:
Investments, at fair value (cost $1,575,329,172, $368,017,406, $38,542,831, and $352,850,018, respectively)	$2,149,556,034
Cash	—
Cash held as collateral	—
Dividends & interest receivable	2,945,088
Receivable for investment securities sold	2,154,545
Receivable for capital shares sold	1,908,202
Receivable for Adviser expense reimbursement	—
Prepaid expenses and other assets	64,663
Total assets	2,156,628,532

Liabilities:
Payble for swap contracts	—
Payable for investment securities purchased	—
Payable for capital shares redeemed	1,358,021
Payable to Adviser	1,594,074
Payable for fund administration & accounting fees	211,058
Payable for compliance fees	2,332
Payable for custody fees	35,183
Payable for audit & tax	27,485
Payable for transfer agent fees & expenses	100,911
Accrued expenses	99,615
Accrued distribution fees	54,630
Total liabilities	3,483,309
Net Assets	$2,153,145,223
Net Assets Consist of:
Capital Stock	$2,889,284,905
Total distributable loss	(736,139,682)
Net Assets	$2,153,145,223

Institutional Class
Net Assets	$1,969,295,652
Shares issued and outstanding(1)	157,830,080
Net asset value, redemption price and minimum offering price per share	$12.48

A Class
Net Assets	$164,810,222
Shares issued and outstanding(1)	13,385,994
Net asset value, redemption price and minimum offering price per share	$12.31
Maximum offering price per share(2)	$13.03

C Class
Net Assets	$19,039,349
Shares issued and outstanding(1)	1,576,051
Net asset value, redemption price and minimum offering price per share	$12.08
(1)	Unlimited shares authorized.
(2)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

See accompanying Notes to Financial Statements.

26	TortoiseEcofin

2023 Semi-Annual Report | May 31, 2023

Tortoise Energy Infrastructure and Income Fund	Ecofin Global Energy Transition Fund	Ecofin Global Renewables Infrastructure Fund

$464,147,294	$37,856,808	$309,363,631
—	27,112	—
—	2,890,000	17,702,212
2,982,578	141,936	1,730,515
2,805,118	349,330	—
307,545	—	354,366
—	16,255	—
35,312	12,079	16,880
470,277,847	41,293,520	329,167,604

—	164,055	2,262,419
—	13,698	—
306,789	—	145,045
407,466	28,327	214,954
74,341	2,634	54,619
2,332	2,332	2,332
2,871	134	10,174
16,278	20,434	16,003
31,372	4,613	27,532
29,785	10,685	26,405
407	128	667
871,641	247,040	2,760,150
$469,406,206	$41,046,480	$326,407,454

$835,369,569	$46,950,247	$370,122,167
(365,963,363)	(5,903,767)	(43,714,713)
$469,406,206	$41,046,480	$326,407,454

$407,471,213	$41,015,165	$324,458,638
59,303,784	5,206,533	31,991,163
$6.87	$7.88	$10.14

$42,944,547	$31,315	$1,948,816
6,104,077	4,090	192,065
$7.04	$7.66	$10.15
$7.45	$8.11	$10.74

$18,990,446	$—	$—
2,710,742	—	—
$7.01	$—	$—

TortoiseEcofin	27

Statements of Operations (unaudited)
For the Six Months Ended May 31, 2023

Tortoise Energy Infrastructure Total Return Fund

Investment Income:
Dividends and distributions from unaffiliated common stock	$40,613,309
Distributions from master limited partnerships	24,135,021
Less: return of capital on distributions from unaffilated investments	(33,781,699)
Less: foreign taxes withheld	(1,757,111)
Net dividends and distributions from investments	29,209,519
Dividends from money market mutual funds	899,344
Interest income	—
Total investment income	30,108,863
Expenses:
Advisory fees (See Note 6)	9,676,608
Fund administration & accounting fees (See Note 6)	434,606
Transfer agent fees & expenses (See Note 6)	176,378
Shareholder communication fees	129,130
Custody fees (See Note 6)	61,948
Registration fees	41,963
Audit & tax fees	27,405
Trustee fees	9,464
Other	7,393
Insurance fees	7,288
Compliance fees (See Note 6)	4,833
Legal fees	8,076
Distribution fees (See Note 7):
A Class	220,557
C Class	102,958
Total expenses before income tax expense	10,908,607
Income Tax Expense	—
Total expenses before reimbursement/recoupment	10,908,607
Fee recoupment (See Note 6)	—
Less: expense reimbursement by Adviser	—
Net expenses	10,908,607
Net Investment Income	19,200,256
Realized and Unrealized Gain (Loss) on Investments and Translations of Foreign Currency
Net realized gain (loss) on:
Unaffiliated Investments, including foreign currency gain (loss)	77,500,415
Swap contracts	—
Net change in unrealized depreciation of:
Unaffiliated investments and translations of foreign currency	(296,035,641)
Swap contracts	—
Net Realized and Unrealized Loss on Investments and Translations of Foreign Currency	(218,535,226)
Net Decrease in Net Assets Resulting from Operations	$(199,334,970)

See accompanying Notes to Financial Statements.

28	TortoiseEcofin

2023 Semi-Annual Report | May 31, 2023

Tortoise Energy Infrastructure and Income Fund	Ecofin Global Energy Transition Fund	Ecofin Global Renewables Infrastructure Fund

$7,048,570	$549,954	$5,783,122
4,583,519	—	280,658
(5,935,047)	—	(1,370,510)
(59,807)	(63,927)	(418,578)
5,637,235	486,027	4,274,692
269,870	92,488	283,458
2,968,035	—	328,806
8,875,140	578,515	4,886,956

2,479,286	169,895	1,260,813
149,198	33,749	113,808
61,952	9,189	55,908
29,249	787	9,662
10,099	8,765	21,140
30,340	17,985	23,575
16,198	13,792	15,923
9,185	8,918	9,377
4,085	2,556	3,375
2,198	2,055	1,310
4,833	4,833	4,833
6,422	6,962	7,073

54,533	40	2,682
106,777	—	—
2,964,355	279,526	1,529,479
—	—	295
2,964,355	279,526	1,529,774
—	—	2,100
—	(88,354)	—
2,964,355	191,172	1,531,874
5,910,785	387,343	3,355,082

3,181,902	(894,703)	5,118,815
—	1,634	822,586

(50,016,837)	(2,174,068)	(40,537,424)
—	(1,566)	(13,681)
(46,834,935)	(3,068,703)	(34,609,704)
$(40,924,150)	$(2,681,360)	$(31,254,622)

TortoiseEcofin	29

Statements of Changes in Net Assets

	Tortoise Energy Infrastructure Total Return Fund		Tortoise Energy Infrastructure and Income Fund
	Six Months Ended May 31, 2023	Year Ended November 30, 2022	Six Months Ended May 31, 2023	Year Ended November 30, 2022
	(Unaudited)		(Unaudited)
Operations
Net investment income	$19,200,256	$24,593,509	$5,910,785	$8,601,086
Net realized gain on unaffiliated investments and foreign currency	77,500,415	128,929,574	3,181,902	6,992,524
Net realized gain on affiliated investments and foreign currency	—	20,283,241	—	—
Net change in unrealized appreciation of affiliated investments and translations of foreign currency	—	20,287,676	—	—
Net change in unrealized appreciation (depreciation) of unaffiliated investments and translations of foreign currency	(296,035,641)	414,687,679	(50,016,837)	96,548,445
Net Increase (decrease) in net assets resulting from operations	(199,334,970)	608,781,679	(40,924,150)	112,142,055
Capital Share Transactions
Institutional Class:
Proceeds from shares sold	220,869,506	791,935,121	36,714,092	131,182,150
Proceeds from reinvestment of distributions	43,480,046	89,149,612	7,271,775	14,537,552
Payments for shares redeemed	(288,859,976)	(773,660,536)	(45,801,019)	(110,089,321)
Increase (Decrease) in net assets from Institutional Class transactions	(24,510,424)	107,424,197	(1,815,152)	35,630,381
A Class:
Proceeds from shares sold(1)	5,482,680	15,939,626	6,179,602	11,220,730
Proceeds from reinvestment of distributions	4,539,808	9,083,587	369,467	784,967
Payments for shares redeemed	(15,808,955)	(42,004,560)	(4,335,032)	(11,588,648)
Increase (Decrease) in net assets from A Class transactions	(5,786,467)	(16,981,347)	2,214,037	417,049
C Class:
Proceeds from shares sold	983,044	2,047,914	619,992	2,598,815
Proceeds from reinvestment of distributions	436,947	865,687	275,595	617,101
Payments for shares redeemed(1)	(2,357,752)	(5,776,094)	(3,742,415)	(6,408,037)
Decrease in net assets from C Class transactions	(937,761)	(2,862,493)	(2,846,828)	(3,192,121)
Net increase (decrease) in net assets resulting from capital share transactions	(31,234,652)	87,580,357	(2,447,943)	32,855,309
Distributions to Shareholders
From distributable earnings
Institutional Class	(26,501,311)	(35,441,048)	(5,098,899)	(8,023,030)
A Class	(2,205,846)	(3,166,317)	(487,691)	(768,026)
C Class	(226,465)	(339,658)	(188,703)	(402,299)
From tax return of capital
Institutional Class	(29,684,176)	(74,978,057)	(8,801,818)	(19,366,065)
A Class	(2,531,056)	(6,317,239)	(884,714)	(1,853,869)
C Class	(298,565)	(675,620)	(416,792)	(971,073)
Total distributions to shareholders	(61,447,419)	(120,917,939)	(15,878,617)	(31,384,362)
Total Increase (Decrease) in Net Assets	(292,017,041)	575,444,097	(59,250,710)	113,613,002
Net Assets
Beginning of period	2,445,162,264	1,869,718,167	528,656,916	415,043,914
End of period	$2,153,145,223	$2,445,162,264	$469,406,206	$528,656,916

(1) Includes exchanges between share classes of the fund.

See accompanying Notes to Financial Statements.

30	TortoiseEcofin

2023 Semi-Annual Report | May 31, 2023

Statements of Changes in Net Assets (continued)

	Tortoise Energy Infrastructure Total Return Fund		Tortoise Energy Infrastructure and Income Fund
	Six Months Ended May 31, 2023	Year Ended November 30, 2022	Six Months Ended May 31, 2023	Year Ended November 30, 2022
	(Unaudited)		(Unaudited)
Transactions in Shares:
Institutional Class:
Shares sold	16,828,364	63,007,479	5,076,286	18,108,248
Shares issued to holders in reinvestment of dividends	3,352,836	6,892,533	1,026,480	1,935,993
Shares redeemed	(22,106,180)	(60,233,376)	(6,368,701)	(15,316,321)
Increase (Decrease) in Institutional Class shares outstanding	(1,924,980)	9,666,636	(265,935)	4,727,920
A Class:
Shares sold(1)	419,976	1,232,582	835,895	1,509,036
Shares issued to holders in reinvestment of dividends	354,722	713,015	50,988	102,303
Shares redeemed	(1,261,973)	(3,266,236)	(586,156)	(1,589,258)
Increase (Decrease) in A Class shares outstanding	(487,275)	(1,320,639)	300,727	22,081
C Class:
Shares sold	77,545	166,322	83,177	356,245
Shares issued to holders in reinvestment of dividends	34,786	68,981	38,150	80,654
Shares redeemed(1)	(183,647)	(476,336)	(505,344)	(872,461)
Decrease in C Class shares outstanding	(71,316)	(241,033)	(384,017)	(435,562)
Net increase (decrease) in shares outstanding	(2,483,571)	8,104,964	(349,225)	4,314,439

(1) Includes exchanges between share classes of the fund.

See accompanying Notes to Financial Statements.

TortoiseEcofin	31

Statements of Changes in Net Assets (continued)

	Ecofin Global Energy Transition Fund		Ecofin Global Renewables Infrastructure Fund
	Six Months Ended May 31, 2023	Year Ended November 30, 2022	Six Months Ended May 31, 2023	Year Ended November 30, 2022
	(Unaudited)		(Unaudited)
Operations
Net investment income	$387,343	$150,851	$3,355,082	$3,036,796
Net realized gain (loss) on investments, swaps contracts and foreign currency	(893,069)	(4,688,286)	5,941,401	1,610,671
Net change in unrealized depreciation of investments, swap contracts and translations of foreign currency	(2,175,634)	(3,429,538)	(40,551,105)	(27,517,889)
Net decrease in net assets resulting from operations	(2,681,360)	(7,966,973)	(31,254,622)	(22,870,422)
Capital Share Transactions
Institutional Class:
Proceeds from shares sold	68,424	1,970,344	53,150,931	136,494,089
Proceeds from reinvestment of distributions	—	1,486,844	4,671,472	12,414,011
Payments for shares redeemed	(669,199)	(327,169)	(48,712,089)	(125,719,502)
Increase (Decrease) in net assets from Institutional Class transactions	(600,775)	3,130,019	9,110,314	23,188,598
A Class:
Proceeds from shares sold	250	11,259	272,991	744,014
Proceeds from reinvestment of distributions	—	1,511	36,601	132,654
Payments for shares redeemed	(220)	(27,286)	(433,828)	(3,010,370)
Increase (Decrease) in net assets from A Class transactions	30	(14,516)	(124,236)	(2,133,702)
Net increase (decrease) in net assets resulting from capital share transactions	(600,745)	3,115,503	8,986,078	21,054,896
Distributions to Shareholders
From distributable earnings
Institutional Class	—	(916,975)	(3,667,035)	(6,979,158)
A Class	—	(1,069)	(20,697)	(64,569)
From net realized gains
Institutional Class	—	(570,690)	—	(6,360,448)
A Class	—	(442)	—	(81,540)
From tax return of capital			—
Institutional Class	—	—	(2,654,143)	(3,485,657)
A Class	—	—	(15,923)	(27,153)
Total distributions to shareholders	—	(1,489,176)	(6,357,798)	(16,998,525)
Total Decrease in Net Assets	(3,282,105)	(6,340,646)	(28,626,342)	(18,814,051)
Net Assets
Beginning of period	44,328,585	50,669,231	355,033,796	373,847,847
End of period	$41,046,480	$44,328,585	$326,407,454	$355,033,796

See accompanying Notes to Financial Statements.

32	TortoiseEcofin

2023 Semi-Annual Report | May 31, 2023

Statements of Changes in Net Assets (continued)

	Ecofin Global Energy Transition Fund		Ecofin Global Renewables Infrastructure Fund
	Six Months Ended May 31, 2023	Year Ended November 30, 2022	Six Months Ended May 31, 2023	Year Ended November 30, 2022
	(Unaudited)		(Unaudited)
Transactions in Shares:
Institutional Class:
Shares sold	8,339	212,802	4,901,618	11,664,442
Shares issued to holders in reinvestment of dividends	—	159,073	449,675	1,039,457
Shares redeemed	(83,749)	(39,795)	(4,469,696)	(10,787,826)
Increase (Decrease) in Institutional Class shares outstanding	(75,410)	332,080	881,597	1,916,073
A Class:
Shares sold	31	1,431	25,329	64,263
Shares issued to holders in reinvestment of dividends	—	163	3,517	11,019
Shares redeemed	(28)	(3,544)	(40,255)	(265,707)
Increase (Decrease) in A Class shares outstanding	3	(1,950)	(11,409)	(190,425)
Net increase (decrease) in shares outstanding	(75,407)	330,130	870,188	1,725,648

See accompanying Notes to Financial Statements.

TortoiseEcofin	33

Tortoise Energy Infrastructure Total Return Fund
Financial Highlights

Institutional Class

	Six Months Ended May 31, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$13.97	$11.20	$8.33	$11.61	$12.29	$12.85
Investment operations:
Net investment income(2)	0.11	0.02	0.06	0.12	0.14	0.16
Net realized and unrealized gain (loss) on investments and translations of foreign currency(2)	(1.24)	3.31	3.27	(2.96)	(0.26)	(0.26)
Total from investment operations	(1.13)	3.33	3.33	(2.84)	(0.12)	(0.10)
Less distributions from:
Net investment income	(0.17)	(0.10)	(0.16)	(0.14)	(0.20)	(0.17)
Net realized gains	—	—	—	—	—	—
Return of capital	(0.19)	(0.46)	(0.30)	(0.30)	(0.36)	(0.29)
Total distributions	(0.36)	(0.56)	(0.46)	(0.44)	(0.56)	(0.46)
Net asset value, end of period	$12.48	$13.97	$11.20	$8.33	$11.61	$12.29
Total Return(3)	(8.20)%	31.52%	40.51%	(24.70)%	(1.09)%	(0.88)%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$1,969,296	$2,231,400	$1,680,834	$1,493,621	$3,226,450	$3,544,401
Ratio of expenses to average net assets(4)	0.93%	0.93%	0.94%	0.94%	0.93%	0.93%
Ratio of expenses excluding interest expense to average net assets(4)	0.93%	0.93%	0.93%	0.94%	0.93%	0.93%
Ratio of net investment income to average net assets(4)	1.71%	1.10%	0.92%	1.64%	1.01%	1.06%
Portfolio turnover rate(3)	4%	20%	32%	39%	19%	14%

(1) For an Institutional Class Share outstanding for the entire period.

(2) The per common share data for the years ended November 30, 2022, 2021, 2020, 2019, and 2018 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.

(3) Not annualized for periods less than one year.

(4) Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

34	TortoiseEcofin

2023 Semi-Annual Report | May 31, 2023

Tortoise Energy Infrastructure Total Return Fund

Financial Highlights (continued)

A Class

	Six Months Ended May 31, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$13.80	$11.07	$8.25	$11.50	$12.18	$12.77
Investment operations:
Net investment income (loss)(2)	0.09	(0.03)	0.08	0.16	0.11	0.06
Net realized and unrealized gain (loss) on investments and translations of foreign currency(2)	(1.23)	3.30	3.19	(3.01)	(0.26)	(0.22)
Total from investment operations	(1.14)	3.27	3.27	(2.85)	(0.15)	(0.16)
Less distributions from:
Net investment income	(0.16)	(0.10)	(0.16)	(0.11)	(0.18)	(0.16)
Net realized gains	—	—	—	—	—	—
Return of capital	(0.19)	(0.44)	(0.29)	(0.29)	(0.35)	(0.27)
Total distributions	(0.35)	(0.54)	(0.45)	(0.40)	(0.53)	(0.43)
Net asset value, end of period	$12.31	$13.80	$11.07	$8.25	$11.50	$12.18
Total Return(3)(4)	(8.35)%	31.26%	40.12%	(24.94)%	(1.38)%	(1.31)%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$164,810	$191,407	$168,259	$132,882	$469,882	$474,785
Ratio of expenses to average net assets(5)	1.18%	1.18%	1.19%	1.19%	1.18%	1.18%
Ratio of expenses excluding interest expense to average net assets(5)	1.18%	1.18%	1.18%	1.18%	1.18%	1.18%
Ratio of net investment income to average net assets(5)	1.47%	0.85%	0.67%	1.40%	0.76%	0.81%
Portfolio turnover rate(4)	4%	20%	32%	39%	19%	14%

(1) For an A Class Share outstanding for the entire period. Prior to March 30, 2019, A Class Shares were known as Investor Class Shares.

(2) The per common share data for the years ended November 30, 2022, 2021, 2020, 2019, and 2018 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.

(3) Total return does not reflect sales charges.

(4) Not annualized for periods less than one year.

(5) Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

TortoiseEcofin	35

Tortoise Energy Infrastructure Total Return Fund

Financial Highlights (continued)

C Class

	Six Months Ended May 31, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$13.57	$10.92	$8.18	$11.39	$12.05	$12.61
Investment operations:
Net investment income (loss)(2)	0.03	(0.15)	(0.07)	0.05	(0.01)	— (3)
Net realized and unrealized gain (loss) on investments and translations of foreign currency(2)	(1.19)	3.28	3.23	(2.94)	(0.23)	(0.23)
Total from investment operations	(1.16)	3.13	3.16	(2.89)	(0.24)	(0.23)
Less distributions from:
Net investment income	(0.14)	(0.08)	(0.16)	(0.11)	(0.15)	(0.12)
Net realized gains	—	—	—	—	—	—
Return of capital	(0.19)	(0.40)	(0.26)	(0.21)	(0.27)	(0.21)
Total distributions	(0.33)	(0.48)	(0.42)	(0.32)	(0.42)	(0.33)
Net asset value, end of period	$12.08	$13.57	$10.92	$8.18	$11.39	$12.05
Total Return(4)(5)	(8.66)%	30.22%	39.00%	(25.41)%	(2.13)%	(1.89)%
Supplemental Data and Ratios(4)
Net assets, end of period (in 000's)	$19,039	$22,356	$20,625	$19,530	$37,888	$51,458
Ratio of expenses to average net assets(5)	1.93%	1.93%	1.94%	1.94%	1.93%	1.93%
Ratio of expenses excluding interest expense to average net assets(5)	1.93%	1.93%	1.93%	1.94%	1.93%	1.93%
Ratio of net investment income (loss) to average net assets(5)	0.72%	0.11%	(0.08)%	0.64%	0.01%	0.06%
Portfolio turnover rate(4)	4%	20%	32%	39%	19%	14%

(1) For a C Class Share outstanding for the entire period.

(2) The per common share data for the years ended November 30, 2022, 2021, 2020, 2019, and 2018 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.

(3) Amount per share is less than $0.01.

(4) Not annualized for periods less than one year.

(5) Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

36	TortoiseEcofin

2023 Semi-Annual Report | May 31, 2023

Tortoise Energy Infrastructure and Income Fund

Financial Highlights

Institutional Class

	Six Months Ended May 31, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$7.70	$6.45	$5.44	$6.74	$7.43	$8.42
Investment operations:
Net investment income	0.08	0.22	0.10	0.11 (2)	0.81	0.08	(2)
Net realized and unrealized gain (loss) on investments and translations of foreign currency	(0.68)	1.50	1.38	(0.91)	(0.82)	(0.35)
Total from investment operations	(0.60)	1.72	1.48	(0.80)	(0.01)	(0.27)
Less distributions from:
Net investment income	(0.04)	(0.14)	(0.07)	(0.08)	(0.01)	(0.43)
Net realized gains	—	—	—	—	—	—
Return of capital	(0.19)	(0.33)	(0.40)	(0.42)	(0.67)	(0.29)
Total distributions	(0.23)	(0.47)	(0.47)	(0.50)	(0.68)	(0.72)
Redemption fee proceeds	—	—	—	—	— (3)	—	(2)(3)
Net asset value, end of period	$6.87	$7.70	$6.45	$5.44	$6.74	$7.43
Total Return(4)	(7.80)%	27.03%	27.63%	(11.83)%	(0.29)%	(3.66)%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$407,471	$458,578	$353,595	$291,420	$628,295	$748,415
Ratio of expenses to average net assets(5)	1.13%	1.13%	1.16%	1.14%	1.17%	1.16%
Ratio of expenses excluding interest expense to average net assets(5)	1.13%	1.13%	1.16%	1.13%	1.17%	1.16%
Ratio of net investment income to average net assets(5)	2.45%	1.83%	1.00%	2.02%	1.68%	0.99%
Portfolio turnover rate(4)	0%	10%	22%	43%	48%	55%

(1) For an Institutional Class Share outstanding for the entire period.

(2) Per share amounts calculated using average shares method.

(3) Amount per share is less than $0.01.

(4) Not annualized for periods less than one year.

(5) Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

TortoiseEcofin	37

Tortoise Energy Infrastructure and Income Fund

Financial Highlights (continued)

A Class

	Six Months Ended May 31, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$7.88	$6.60	$5.56	$6.87	$7.56	$8.57
Investment operations:
Net investment income	0.12	0.13	0.05	0.10 (2)	0.79	0.06	(2)
Net realized and unrealized gain (loss) on investments and translations of foreign currency	(0.73)	1.61	1.44	(0.93)	(0.80)	(0.36)
Total from investment operations	(0.61)	1.74	1.49	(0.83)	(0.01)	(0.30)
Less distributions from:
Net investment income	(0.04)	(0.14)	(0.06)	(0.07)	(0.01)	(0.42)
Net realized gains	—	—	—	—	—	—
Return of capital	(0.19)	(0.32)	(0.39)	(0.41)	(0.67)	(0.29)
Total distributions	(0.23)	(0.46)	(0.45)	(0.48)	(0.68)	(0.71)
Redemption fee proceeds	—	—	—	—	— (3)	—	(2)(3)
Net asset value, end of period	$7.04	$7.88	$6.60	$5.56	$6.87	$7.56
Total Return(4)(5)	(7.80)%	26.67%	27.19%	(11.96)%	(0.41)%	(3.95)%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$42,945	$45,741	$38,146	$32,256	$45,492	$55,436
Ratio of expenses to average net assets(6)	1.38%	1.38%	1.41%	1.39%	1.42%	1.41%
Ratio of expenses excluding interest expense to average net assets(6)	1.38%	1.38%	1.41%	1.38%	1.42%	1.41%
Ratio of net investment income to average net assets(6)	2.20%	1.58%	0.75%	1.76%	1.43%	0.74%
Portfolio turnover rate(5)	0%	10%	22%	43%	48%	55%

(1) For an A Class Share outstanding for the entire period.

(2) Per share amounts calculated using average shares method.

(3) Amount per share is less than $0.01.

(4) Total return does not reflect sales charges.

(5) Not annualized for periods less than one year.

(6) Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

38	TortoiseEcofin

2023 Semi-Annual Report | May 31, 2023

Tortoise Energy Infrastructure and Income Fund

Financial Highlights (continued)

C Class

	Six Months Ended May 31, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$7.86	$6.60	$5.57	$6.89	$7.59	$8.60
Investment operations:
Net investment income (loss)	(0.13)	(0.11)	(0.18)	0.06 (3)	0.67	—	(2)(3)
Net realized and unrealized gain (loss) on investments and translations of foreign currency	(0.50)	1.79	1.63	(0.94)	(0.75)	(0.37)
Total from investment operations	(0.63)	1.68	1.45	(0.88)	(0.08)	(0.37)
Less distributions from:
Net investment income	(0.03)	(0.12)	(0.06)	(0.07)	(0.01)	(0.38)
Net realized gains	—	—	—	—	—	—
Return of capital	(0.19)	(0.30)	(0.36)	(0.37)	(0.61)	(0.26)
Total distributions	(0.22)	(0.42)	(0.42)	(0.44)	(0.62)	(0.64)
Redemption fee proceeds	—	—	—	—	— (2)	—	(2)(3)
Net asset value, end of period	$7.01	$7.86	$6.60	$5.57	$6.89	$7.59
Total Return(4)	(8.12)%	25.76%	26.35%	(12.72)%	(1.30)%	(4.64)%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$18,990	$24,339	$23,303	$23,650	$46,979	$55,341
Ratio of expenses to average net assets(5)	2.13%	2.13%	2.16%	2.14%	2.17%	2.16%
Ratio of expenses excluding interest expense to average net assets(5)	2.13%	2.13%	2.16%	2.13%	2.17%	2.16%
Ratio of net investment income (loss) to average net assets(5)	1.45%	0.83%	(0.00)%	1.02%	0.68%	(0.01)%
Portfolio turnover rate(4)	0%	10%	22%	43%	48%	55%

(1) For a C Class Share outstanding for the entire period.

(2) Amount per share is less than $0.01.

(3) Total return does not reflect sales charges.

(4) Not annualized for periods less than one year.

(5) Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

TortoiseEcofin	39

Ecofin Global Energy Transition Fund

Financial Highlights

Institutional Class

	Six Months Ended May 31, 2023	Year Ended November 30, 2022	Period from Inception(1) to November 30, 2021
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$8.39	$10.22	$10.00
Investment operations:
Net investment income (loss)	0.07 (3)	(0.03)	— (4)
Net realized and unrealized gain (loss) on investments and translations of foreign currency	(0.58)	(1.69)	0.22
Total from investment operations	(0.51)	(1.72)	0.22
Less distributions from:
Net investment income	—	—	—
Net realized gains	—	(0.11)	—
Return of capital	—	—	—
Total distributions	—	(0.11)	—
Net asset value, end of period	$7.88	$8.39	$10.22
Total Return(5)	(6.08)%	(15.32)%	14.06%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$41,015	$44,295	$50,609
Ratio of expenses to average net assets:
Before expense waiver(6)	1.32%	1.42%	1.86%
After expense waiver(6)	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets:
Before expense waiver(6)	1.40%	(0.17)%	(1.20)%
After expense waiver(6)	1.82%	0.35%	(0.24)%
Portfolio turnover rate(5)	21%	55%	13%

(1) October 15, 2021.

(2) For an Institutional Class Share outstanding for the entire period.

(3) Per share amounts calculated using average shares method.

(4) Amount per share is less than $0.01.

(5) Not annualized for period less than one year.

(6) Annualized for period less than one year.

See accompanying Notes to Financial Statements.

40	TortoiseEcofin

2023 Semi-Annual Report | May 31, 2023

Ecofin Global Energy Transition Fund

Financial Highlights (continued)

A Class

	Six Months Ended May 31, 2023	Year Ended November 30, 2022	Period from Inception(1) to November 30, 2021
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$8.16	$9.97	$10.00
Investment operations:
Net investment income (loss)	0.06 (3)	(0.14)	— (4)
Net realized and unrealized loss on investments and translations of foreign currency	(0.56)	(1.56)	(0.03)
Total from investment operations	(0.50)	(1.70)	(0.03)
Less distributions from:
Net investment income	—	—	—
Net realized gains	—	(0.11)	—
Return of capital	—	—	—
Total distributions	—	(0.11)	—
Net asset value, end of period	$7.66	$8.16	$9.97
Total Return(5)(6)	(6.13)%	(15.56)%	13.69%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$31	$33	$60
Ratio of expenses to average net assets:
Before expense waiver(7)	1.57%	1.67%	2.11%
After expense waiver(7)	1.15%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets:
Before expense waiver(7)	1.15%	(0.42)%	(1.37)%
After expense waiver(7)	1.57%	0.10%	(0.49)%
Portfolio turnover rate(6)	21%	55%	13%

(1) October 18, 2021.

(2) For an A Class Share outstanding for the entire period.

(3) Per share amounts calculated using average shares method.

(4) Amount per share is less than $0.01.

(5) Total return does not reflect sales charges.

(6) Not annualized for period less than one year.

(7) Annualized for period less than one year.

See accompanying Notes to Financial Statements.

TortoiseEcofin	41

Ecofin Global Renewables Infrastructure Fund

Financial Highlights

Institutional Class

	Six Months Ended May 31, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Period from Inception(1) to November 30, 2020
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$11.34	$12.64	$11.42	$10.00
Investment operations:
Net investment income	0.11	0.11	0.15 (3)	0.04
Net realized and unrealized gain (loss) on investments and translations of foreign currency	(1.11)	(0.84)	1.43	1.40
Total from investment operations	(1.00)	(0.73)	1.58	1.44
Less distributions from:
Net investment income	(0.12)	(0.24)	(0.31)	(0.02)
Net realized gains	—	(0.21)	(0.05)	—
Return of capital	(0.08)	(0.12)	—	—
Total distributions	(0.20)	(0.57)	(0.36)	(0.02)
Net asset value, end of period	$10.14	$11.34	$12.64	$11.42
Total Return(4)	(8.82)%	(5.97)%	14.02%	14.43%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$324,459	$352,726	$368,864	$108,048
Ratio of expenses to average net assets:
Before expense waiver/recoupment(5)	0.91%	0.90%	0.96%	1.46%
After expense waiver/recoupment(5)	0.91%	0.91%	1.00%	1.00%
Ratio of net investment income to average net assets:
Before expense waiver/recoupment(5)	2.00%	0.88%	1.30%	1.05%
After expense waiver/recoupment(5)	2.00%	0.87%	1.26%	1.51%
Portfolio turnover rate(4)	20%	40%	41%	20%

(1) August 7, 2020.

(2) For an Institutional Class Share outstanding for the entire period.

(3) Per share amounts calculated using average shares method.

(4) Not annualized for periods less than one year.

(5) Annualized for period less than one year.

See accompanying Notes to Financial Statements.

42	TortoiseEcofin

2023 Semi-Annual Report | May 31, 2023

Ecofin Global Renewables Infrastructure Fund

Financial Highlights (continued)

A Class

	Six Months Ended May 31, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Period from Inception(1) to November 30, 2020
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$11.34	$12.65	$11.44	$9.72
Investment operations:
Net investment income	0.12	0.16	0.13 (3)	0.03
Net realized and unrealized gain (loss) on investments and translations of foreign currency	(1.12)	(0.92)	1.44	1.70
Total from investment operations	(1.00)	(0.76)	1.57	1.73
Less distributions from:
Net investment income	(0.11)	(0.23)	(0.31)	(0.01)
Net realized gains	—	(0.21)	(0.05)	—
Return of capital	(0.08)	(0.11)	—	—
Total distributions	(0.19)	(0.55)	(0.36)	(0.01)
Net asset value, end of period	$10.15	$11.34	$12.65	$11.44
Total Return(4)(5)	(8.85)%	(6.21)%	13.66%	17.82%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$1,949	$2,308	$4,983	$1,338
Ratio of expenses to average net assets:
Before expense waiver/recoupment(5)	1.16%	1.15%	1.21%	2.08%
After expense waiver/recoupment(5)	1.16%	1.16%	1.25%	1.25%
Ratio of net investment income to average net assets:
Before expense waiver/recoupment(5)	1.75%	0.63%	1.05%	2.43%
After expense waiver/recoupment(5)	1.75%	0.62%	1.01%	3.26%
Portfolio turnover rate(4)	20%	40%	41%	20%

(1) September 25, 2020.

(2) For an A Class Share outstanding for the entire period.

(3) Per share amounts calculated using average shares method.

(4) Total return does not reflect sales charges.

(5) Not annualized for periods less than one year.

(6) Annualized for period less than one year.

See accompanying Notes to Financial Statements.

TortoiseEcofin	43

Notes to Financial Statements (unaudited)

May 31, 2023

1. Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Tortoise Energy Infrastructure Total Return Fund (“Energy Infrastructure Total Return Fund”), the Tortoise Energy Infrastructure and Income Fund (“Energy Infrastructure and Income Fund”), the Ecofin Global Energy Transition Fund (“Global Energy Transition Fund”) and the Ecofin Global Renewables Infrastructure Fund (“Global Renewables Infrastructure Fund”) are each a non-diversified series with their own investment objectives and policies within the Trust. The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications (“ASC”) 946, Financial Services Investment Companies.

The investment objective of the Energy Infrastructure Total Return Fund is total return. The Energy Infrastructure Total Return Fund seeks to achieve its objective by investing primarily in equity securities of master limited partnerships (“MLPs”) and pipeline companies that own and operate a network of energy infrastructure asset systems that transport, store, distribute, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. The Energy Infrastructure Total Return Fund commenced operations on May 31, 2011.

The investment objective of the Energy Infrastructure and Income Fund is primarily to seek current income and secondarily to seek long-term capital appreciation. The Energy Infrastructure and Income Fund primarily invests in equity and debt securities of MLPs focused in the energy infrastructure sector and in equity and debt securities of other companies focused in the energy infrastructure sector. The Energy Infrastructure and Income Fund commenced operations on December 27, 2010. On June 25, 2021, the Tortoise MLP & Energy Infrastructure Fund (the “Acquired Fund”) merged into the Energy Infrastructure and Income Fund. All shares of the Acquired Fund were exchanged for shares of the Energy Infrastructure and Income Fund on a pro rata basis immediately after the closing date. This merger qualified as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code.

The investment objective of the Global Energy Transition Fund is to generate long-term total return. The Global Energy Transition Fund primarily invests in equity securities of companies that are positively exposed to long-term structural trends related to the energy transition associated with decarbonization. The strategy is focused on changes in the way energy is produced and consumed globally. The Global Energy Transition Fund commenced operations on October 15, 2021.

The investment objective of the Global Renewables Infrastructure Fund is to generate long-term total return derived principally from a combination of capital appreciation and income over time. The Fund will principally focus its investment activities in equity securities of companies who are developers, owners and operators, in full or in part, of renewable electricity technology plants and systems, and related infrastructure investments. The Fund will typically emphasize those companies achieving measurable improvements in overall emissions, as defined as those gases and particles that are exhausted into the air as a result of fuel combustion-related activities, relative to their market peers. The Fund’s investments in equity securities may include investments in other investment companies, real estate investment trusts, foreign investment funds, preferred stocks, rights, warrants, convertible securities, and initial public offerings. The Fund will be invested in a range of both developed and non-developed markets, commensurate with its investment criteria. The Fund considers non-developed market countries to be those countries defined as such by the MSCI Market Classification Framework. The Global Renewables Infrastructure Fund commenced operations on August 7, 2020.

The Energy Infrastructure Total Return Fund and the Energy Infrastructure and Income Fund offer three classes of shares: the Institutional Class, the A Class and the C Class. The Global Energy Transition Fund and the Global Renewables Infrastructure Fund offer two classes of shares: The Institutional Class and the A Class. Institutional Class shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. A Class shares may be subject to a front-end sales charge of up to 5.50%. Prior to November 15, 2019, the Energy Infrastructure Total Return Fund A Class shares were subject to a front-end sales charge of up to 5.75%. C Class shares may be subject to a deferred sales charge of up to 1.00%.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation — The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases: (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

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Notes to Financial Statements (unaudited) (continued)

Federal Income Taxes — The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. As of November 30, 2022, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations. During the period ended May 31, 2023, the Global Renewables Infrastructure Fund incurred $295 in income tax expense. During the period ended May 31, 2023, the Energy Infrastructure Total Return Fund, the Energy Infrastructure and Income Fund and Global Energy Transition Fund did not incur any interest or penalties. The Global Energy Transition Fund is subject to examination by U.S. taxing authorities for the period ended November 30, 2022. The Global Renewables Infrastructure Fund is subject to examination by U.S. taxing authorities for the year ended November 30, 2021 through 2022. The Energy Infrastructure Total Return Fund and the Energy Infrastructure and Income Fund are subject to examination by U.S. taxing authorities for the tax years ended November 30, 2019 through 2022.

Securities Transactions, Income and Distributions — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Distributions received from the Funds’ investments generally are comprised of ordinary income and return of capital. The Funds allocate distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

During the period ended May 31, 2023, the Energy Infrastructure Total Return Fund reallocated the amount of return of capital recognized based on the 2022 tax reporting information received. The impact of this adjustment is a decrease to return of capital by approximately $3,239,027.

During the period ended May 31, 2023, the Energy Infrastructure and Income Fund reallocated the amount of return of capital recognized based on the 2022 tax reporting information received. The impact of this adjustment is an increase to return of capital by approximately $235,386.

During the period ended May 31, 2023, the Global Renewables Infrastructure Fund reallocated the amount of return of capital recognized based on the 2022 information received. The impact of this adjustment is a decrease to return of capital by approximately $424,466.

The Global Energy Transition Fund and Global Renewables Infrastructure Fund will make distributions of net investment income, if any, semi-annually and net realized capital gains, if any, annually. The Energy Infrastructure Total Return Fund and the Energy Infrastructure and Income Fund will make distributions of net investment income, if any, quarterly and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% and 1.00% of average daily net assets of A Class shares and C Class shares, respectively. Trust expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid or Restricted Securities — A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value. Each Fund will not hold more than 15% of the value of its net assets in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value. At May 31, 2023, the Funds did not hold any illiquid securities.

TortoiseEcofin	45

Notes to Financial Statements (unaudited) (continued)

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

3. Securities Valuation

The Funds have adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.

Level 2 —	Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. Each Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Funds’ NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Funds’ NAV in advance of the time the NAV is calculated. All foreign securities, with the exception of Canadian securities and those listed on a U.S. exchange, have an adjustment applied to their trade price and therefore are automatically deemed to be in Level 2 of the fair value hierarchy.

Corporate and Municipal Bonds — Corporate and municipal bonds, including listed issues, are valued at fair value on the basis of valuation furnished by an independent pricing service which utilized both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Restricted Securities — Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures may consider factors such as discounts to publicly traded issues and time until conversion date.

Derivative Instruments — Listed derivatives, including options, rights, swaps, warrants and futures that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy.

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Notes to Financial Statements (unaudited) (continued)

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Funds and their Valuation Designee (as defined below) in calculating the Funds’ NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Funds have designated Tortoise Capital Advisors, L.L.C. (the “Adviser”) as their “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value each Fund’s securities by level within the fair value hierarchy as of May 31, 2023:

Energy Infrastructure Total Return Fund	Level 1	Level 2	Level 3	Total
Common stock	$1,573,675,966	$—	$—	$1,573,675,966
Master limited partnerships	511,619,000	—	—	511,619,000
Short-term investment	64,261,068	—	—	64,261,068
Total investments in securities	$2,149,556,034	$—	$—	$2,149,556,034

Energy Infrastructure and Income Fund	Level 1	Level 2	Level 3	Total
Common stock	$245,980,093	$—	$—	$245,980,093
Master limited partnerships	115,433,719	—	—	115,433,719
Corporate bonds	—	95,561,435	—	95,561,435
Short-term investment	7,172,047	—	—	7,172,047
Total investments in securities	$368,585,859	$95,561,435	$—	$464,147,294

Global Energy Transition Fund	Level 1	Level 2	Level 3	Total
Common stock	$13,411,132	$23,863,901	$—	$37,275,033
Short-term investment	581,775	—	—	581,775
Total investments in securities	$13,992,907	$23,863,901	$—	$37,856,808

As of May 31, 2023, the Fund’s investments in other financial instruments* were classified as follows:

Swap Contracts	$(164,055)	$—	$—	$(164,055)
Total Other Financial Instruments	$(164,055)	$—	$—	$(164,055)

Global Renewables Infrastructure Fund	Level 1	Level 2	Level 3	Total
Common stock	$144,805,618	$140,894,067	$—	$285,699,685
Master limited partnership	11,539,550	—	—	11,539,550
Short-term investment	12,124,396	—	—	12,124,396
Total investments in securities	$168,469,564	$140,894,067	$—	$309,363,631

As of May 31, 2023, the Fund’s investments in other financial instruments* were classified as follows:

Swap Contracts	$(2,262,419)	$—	$—	$(2,262,419)
Total Other Financial Instruments	$(2,262,419)	$—	$—	$(2,262,419)

*Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, swap contracts and written options. Swap contracts are presented at the unrealized appreciation (depreciation) on the instruments.

Refer to each Fund’s Schedule of Investments for additional industry information.

TortoiseEcofin	47

Notes to Financial Statements (unaudited) (continued)

4. Derivatives Transactions

The Funds may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The various derivative instruments that the Funds may use are options, futures contracts and options on futures contracts and other derivative securities. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund investing in a derivative instrument could lose more than the principal amount invested.

FASB Accounting Standards Codification 815, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about each Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on each Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

For the year ended May 31, 2023, the Funds’ average quarterly notional values are as follows:

Fund	Long Total Return Swap Contracts
Global Energy Transition Fund	$2,270,112
Global Renewables Infrastructure Fund	$15,099,776

The locations on the Statements of Assets and Liabilities of the Funds’ derivative positions by type of exposure, all of which are not accounted for as hedging instruments under ASC 815, are as follows:

Values of Derivative Instruments as of May 31, 2023, on the Statements of Assets and Liabilities:

Global Energy Transition Fund	Assets		Liabilities
Derivatives not accounted for as hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
Equity Contracts – Swap Contracts	Net Assets – unrealized appreciation on swap contracts**	$—	Net Assets – unrealized depreciation on swap contracts**	$164,055

**Includes cumulative appreciation/depreciation on swap contracts as reported in the Schedule of Open Swap Contracts.

The effect of Derivative Instruments on the Statements of Operations for the period ended May 31, 2023:

Amount of Realized Gain (Loss) on Derivatives

Global Energy Transition Fund
Derivatives not accounted for as hedging instruments under ASC 815	Swap Contracts
Equity Contracts	$1,634

Change in Unrealized Appreciation or (Depreciation) on Derivatives

Global Energy Transition Fund
Derivatives not accounted for as hedging instruments under ASC 815	Swap Contracts
Equity Contracts	$(1,566)

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Notes to Financial Statements (unaudited) (continued)

Values of Derivative Instruments as of May 31, 2023, on the Statements of Assets and Liabilities:

Global Renewables Infrastructure Fund	Assets		Liabilities
Derivatives not accounted for as hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
Equity Contracts – Swap Contracts	Net Assets – unrealized appreciation on swap contracts**	$—	Net Assets – unrealized depreciation on swap contracts**	$2,262,419

**Includes cumulative appreciation/depreciation on swap contracts as reported in the Schedule of Open Swap Contracts.

The effect of Derivative Instruments on the Statements of Operations for the period ended May 31, 2023:

Amount of Realized Gain (Loss) on Derivatives

Global Renewables Infrastructure Fund
Derivatives not accounted for as hedging instruments under ASC 815	Swap Contracts
Equity Contracts	$822,586

Change in Unrealized Appreciation or (Depreciation) on Derivatives

Global Renewables Infrastructure Fund
Derivatives not accounted for as hedging instruments under ASC 815	Swap Contracts
Equity Contracts	$(313,681)

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statements of Assets and Liabilities as of May 31, 2023.

Global Energy Transition Fund

				Gross Amounts Not Offset in Statements of Assets and Liabilities
Assets:	Gross Amounts Recognized	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Assets Presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Swap Contracts	$—	$—	$—	$—	$—	$—
Liabilities:
Swap Contracts	$164,055	$—	$164,055	$—	$164,055	$—

Global Renewables Infrastructure Fund

				Gross Amounts Not Offset in Statements of Assets and Liabilities
Assets:	Gross Amounts Recognized	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Assets Presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Swap Contracts	$—	$—	$—	$—	$—	$—
Liabilities:
Swap Contracts	$2,262,419	$—	$2,262,419	$—	$2,262,419	$—

During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, each fund manages its cash collateral and securities collateral on a counterparty basis. As of May 31, 2023, the Funds did not enter into any netting agreements which would require any portfolio securities to be netted.

TortoiseEcofin	49

Notes to Financial Statements (unaudited) (continued)

5. Concentration Risk & General Risk

The Energy Infrastructure Total Return Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of MLP and pipeline companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

The Energy Infrastructure and Income Fund seeks to achieve their investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of companies focused in the energy infrastructure sector. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

The Global Energy Transition Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of energy transition companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

The Global Renewables Infrastructure Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of renewable infrastructure companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

6. Investment Advisory Fee and Other Transactions with Affiliates

The Trust has an agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”) to furnish investment advisory services to the Funds. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.80% for the Global Energy Transition Fund, 0.75% for the Global Renewables Infrastructure Fund, 0.85% for the Energy Infrastructure Total Return Fund, and 1.00% for the Energy Infrastructure and Income Fund of each Fund’s average daily net assets.

The Funds’ Adviser has contractually agreed to reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for each Fund do not exceed 0.90% for the Global Energy Transition Fund, 1.00% for the Global Renewables Infrastructure Fund, 1.10% for the Energy Infrastructure Total Return Fund and 1.25% for the Energy Infrastructure and Income Fund of the average daily net assets of each Fund. Expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the date on which such reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of recoupment. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Fund’s prospectus. During the period ended May 31, 2023, the Adviser recouped expenses of $2,100 relating to previously waived fees for the Global Renewables Infrastructure Fund. Reimbursed expenses subject to potential recovery by month of expiration are as follows:

Global Energy Transition Fund
June 2023 – November 2023	$—
December 2023 – November 2024	61,002
December 2024 – November 2025	223,305
December 2025 – May 2026	88,354

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent and fund accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals. The officers of the Trust including the Chief Compliance Officer are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate of 0.07% of the first $125 million of the average daily net assets of each fund, 0.05% on the next $250 million of the average daily net assets and 0.0325% of the daily average net assets in excess of $375 million, subject to an annual minimum of $60,000 per fund. Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the year ended May 31, 2023 are disclosed in the Statements of Operations.

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Notes to Financial Statements (unaudited) (continued)

7. Distribution Costs

The Energy Infrastructure Total Return Fund and Energy Infrastructure and Income Fund have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the A Class and the C Class. The Global Energy Transition Fund and Global Renewables Infrastructure Fund have adopted a Distribution Plan pursuant to Rule 12b-1 in the A Class. The Plan permits each Fund to pay for distribution and related expenses at an annual rate of 0.25% of the A Class and 1.00% of the C Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. For the period ended May 31, 2023, expenses incurred by the A Class and C Class pursuant to the Plan were as follows:

Fund	A Class	C Class
Energy Infrastructure Total Return Fund	$220,557	$102,958
Energy Infrastructure and Income Fund	54,533	106,777
Global Energy Transition Fund	40	N/A
Global Renewables Infrastructure Fund	2,682	N/A

8. Investment Transactions

The aggregate purchases and sales, excluding U.S. government securities and short-term investments, by the Funds for the period ended May 31, 2023, were as follows:

Fund	Purchases	Sales
Energy Infrastructure Total Return Fund	$100,151,977	$148,074,953
Energy Infrastructure and Income Fund	2,361,014	8,236,322
Global Energy Transition Fund	8,026,642	9,800,639
Global Renewables Infrastructure Fund	67,225,241	62,226,521

9. Federal Tax Information

As of November 30, 2022, the Funds’ most recent fiscal year end, cost basis of investments for federal income tax purposes and the components of accumulated losses on a tax basis were as follows:

	Energy Infrastructure Total Return Fund	Energy Infrastructure and Income Fund	Global Energy Transition Fund	Global Renewables Infrastructure Fund
Cost of investments	$1,740,055,797	$307,018,576	$41,656,427	$345,565,226
Gross unrealized appreciation	$959,103,259	$244,770,477	$5,823,255	$29,919,506
Gross unrealized depreciation	(480,937,680)	(105,860,934)	(5,252,480)	(34,974,609)
Net unrealized appreciation (depreciation)	478,165,579	138,909,543	570,775	(5,055,103)
Undistributed ordinary income	—	—	—	—
Undistributed long-term capital gain	—	—	—	—
Total distributable earnings	—	—	—	—
Other accumulated losses	(953,522,872)	(448,070,139)	(3,793,182)	(1,047,190)
Total accumulated losses	$(475,357,293)	$(309,026,481)	$(3,222,407)	$(6,102,293)

The difference between book and tax-basis cost is attributable primarily to wash sales and MLP adjustments, if any.

TortoiseEcofin	51

Notes to Financial Statements (unaudited) (continued)

As of November 30, 2022, the Energy Infrastructure Total Return Fund, the Energy Infrastructure and Income Fund, Global Energy Transition Fund and Global Renewables Infrastructure Fund had short-term capital loss carryforwards of $74,983,340, $151,253,563, $2,159,033, and $1,047,190, respectively, and the Energy Infrastructure Total Return Fund, Energy Infrastructure and Income Fund, Ecofin Global Energy Transition Fund had a long-term capital loss carryforward of $878,539,532, $163,753,857 and $756,869, respectively, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. In addition to the total capital loss carryforward, the Energy Infrastructure and Income Fund has a short-term carryforward of $60,744,580 and a long-term carryforward of $72,317,852 that it inherited as the result of the merger with Tortoise MLP & Energy Infrastructure Fund. These capital loss carryforwards are further subject to an initial annual limitation of $147,395 and $175,344 in short-term and long-term carryforwards, respectively, pursuant to Section 382. To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. For Energy Infrastructure Total Return Fund and Energy Infrastructure and Income Fund, the capital gains and losses have been estimated based on information currently available and are subject to revision upon receipt of the 2022 tax reporting information from the individual MLPs. As of November 30, 2022, Energy Infrastructure Total Return Fund utilized $70,323,993 of capital loss carryforwards in the current year.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending November 30 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are any net ordinary capital losses incurred between January 1 and the end of their fiscal year, November 30, 2022. For the taxable year ended November 30, 2022, The Energy Infrastructure Total Return Fund, the Energy Infrastructure and Income Fund, Global Energy Transition, and the Global Renewables Infrastructure Fund do not plan to defer any late year losses. For the taxable year ended November 30, 2022, the Global Energy Transition Fund plans to defer $877,280 in late year losses.

During the period ended May 31, 2023, the Funds paid the following distributions to shareholders:

	Energy Infrastructure Total Return Fund	Energy Infrastructure and Income Fund	Global Energy Transition Fund	Global Renewables Infrastructure Fund
Ordinary income*	$28,933,622	$5,775,293	$—	$3,687,732
Long-term capital gains**	—	—	—	-
Return of capital	32,513,797	10,103,324	—	2,670,066
Total distributions	$61,447,419	$15,878,617	$—	$6,357,798

During the year ended November 30, 2022, the Funds paid the following distributions to shareholders:

	Energy Infrastructure Total Return Fund	Energy Infrastructure and Income Fund	Global Energy Transition Fund	Global Renewables Infrastructure Fund
Ordinary income*	$38,947,023	$9,193,355	$817,525	$7,515,040
Long-term capital gains**	—	—	671,651	5,970,675
Return of capital	81,970,916	22,191,007	—	3,512,810
Total distributions	$120,917,939	$31,384,362	$1,489,176	$16,998,525

  *For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

**The Funds designate as long-term capital gain distributions, pursuant to Internal Revenue Code Section 852(b)(3)(c).

52	TortoiseEcofin

2023 Semi-Annual Report | May 31, 2023

Notes to Financial Statements (unaudited) (continued)

10. Line of Credit

The Funds have established a line of credit (“LOC”) in the amount of $150,000,000. Borrowings under the loan agreement are charged an interest rate equal to prime, 8.25% as of May 31, 2023. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds custodian, U.S. Bank, N.A. During the period ended May 31, 2023, the Energy Infrastructure Total Return Fund, Energy Infrastructure and Income Fund, Global Energy Transition Fund and Global Renewables Infrastructure Fund did not have any borrowings under the LOC.

11 Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of May 31, 2023, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
Energy Infrastructure and Income Fund	Merrill Lynch, Pierce, Fenner & Smith Inc.	37.99%
Global Energy Transition Fund	JP Morgan Securities LLC	92.89%
Global Renewables Infrastructure Fund	National Financial Services, LLC	38.26%

12. New Accounting Pronouncement

In December 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-06 “Reference Rate Reform (Topic 848)”. ASU No. 2022-06 updates and clarifies ASU No. 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU No. 2022-06 is effective immediately for certain reference rate-related contract modifications that occur through December 31, 2024. Management does not expect ASU No. 2022-06 to have a material impact on the financial statements.

TortoiseEcofin	53

Investment Advisory Agreement (unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT – Tortoise Capital Advisors, L.L.C.

APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT — Ecofin Advisors Limited

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 22-23, 2023, the Trust’s Board of Trustees (“Board”), each of whom was present virtually via video conference, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the continuation of the Investment Advisory Agreement between the Trust and Tortoise Capital Advisors, L.L.C. (“Tortoise” or the “Adviser”) regarding the Tortoise Energy Infrastructure Total Return Fund, Tortoise Energy Infrastructure and Income Fund, Ecofin Global Energy Transition Fund and Ecofin Global Renewables Infrastructure Fund (each a “Fund” or collectively, the “Funds”) (the “Investment Advisory Agreement”), and the investment sub-advisory agreement between Tortoise and Ecofin Advisors Limited (“Ecofin” or the “Sub-Adviser) regarding the Ecofin Global Energy Transition Fund and Ecofin Global Renewables Infrastructure Fund (the “Investment Sub-Advisory Agreement”), each for another annual term.

Prior to this meeting and at a meeting held on January 5, 2023, the Trustees received and considered information from Tortoise, Ecofin and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement (“Support Materials”). Before voting to approve the continuance of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum and advice from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to each Fund: (1) the nature, extent, and quality of the services provided by Tortoise with respect to the Fund, and Ecofin with respect to the Ecofin Global Energy Transition Fund and Ecofin Global Renewables Infrastructure Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Tortoise; (3) the costs of the services provided by Tortoise and the profits realized by Tortoise from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Tortoise and its affiliates, and Ecofin as applicable, resulting from services rendered to the Fund. In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, did not identify any particular information that was all-important or controlling, and considered the information and made its determinations for each Fund separately and independently of the other Funds.

Based upon the information provided to the Board throughout the course of the year, including a presentation to the Board by representatives of Tortoise, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Tortoise as set forth in the Investment Advisory Agreement, as it relates to each Fund, and between Tortoise and Ecofin as set forth in the Investment Sub-Advisory Agreement as it relates to the Ecofin Global Energy Transition Fund and Ecofin Global Renewables Infrastructure Fund, continue to be fair and reasonable in light of the services that Tortoise and Ecofin perform, the investment advisory fees that each Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement, as it relates to each Fund, and the Investment Sub-Advisory Agreement, as it relates to the Ecofin Global Energy Transition Fund and Ecofin Global Renewables Infrastructure Fund, are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Tortoise provides under the Investment Advisory Agreement with respect to each Fund, noting that such services include, but are not limited to, the following: (1) providing for, and supervising through the use of the Sub-Adviser where applicable, the general management and investment of each Fund’s investment portfolio; (2) determining, or where applicable overseeing the determination by the Sub-Adviser, the portfolio securities to be purchased, sold, or otherwise disposed of, and the timing of such transactions; (3) voting proxies, if any, with respect to each Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Tortoise or the Sub-Adviser effect on behalf of a Fund; (5) selecting, or where applicable overseeing the selection by the Sub-Adviser of, broker-dealers to execute orders on behalf of a Fund; and (6) monitoring and maintaining each Fund’s compliance with policies and procedures of the Trust and with applicable securities laws. The Trustees reviewed Tortoise’s assets under management, financial statements, and capitalization. In that regard, the Trustees concluded that Tortoise had sufficient resources to support the management of the Funds. The Trustees considered the specialized investment strategies that Tortoise uses to manage the Funds, Tortoise’s experience in implementing similar strategies, and the significant investment experience of Tortoise and its portfolio managers in the energy industry. The Trustees concluded that they were satisfied with the nature, extent, and quality of services that Tortoise provides to the Funds under the Investment Advisory Agreement.

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2023 Semi-Annual Report | May 31, 2023

Investment Advisory Agreement (unaudited) (continued)

Similar to the review of Tortoise, the Trustees considered the scope of services that Ecofin provides under the Investment Sub-Advisory Agreement, noting that such services include, but are not limited to, the following with respect to the assets managed in conjunction with the Adviser: (1) investing the applicable Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) maintaining the required books and records for transactions that the Sub-Adviser effects on behalf of the applicable Fund; (3) selecting broker-dealers to execute orders on behalf of the applicable Fund; and (4) monitoring and maintaining the applicable Fund’s compliance with policies and procedures of the Trust and with applicable securities laws. The Trustees considered Ecofin’s capitalization as well as other affiliated investment advisers in the TortoiseEcofin family of advisers. In that regard, the Trustees concluded that Ecofin had sufficient resources to support the management of the applicable Funds. The Trustees concluded that they are satisfied with the nature, extent and quality of services that Ecofin provides to the Ecofin Global Energy Transition Fund and Ecofin Global Renewables Infrastructure Fund, under the Investment Sub-Advisory Agreement.

Fund Historical Performance and the Overall Performance of Tortoise and Ecofin. In assessing the quality of the portfolio management delivered by Tortoise and Ecofin, the Trustees reviewed the short-term and longer-term performance of each Fund on both an absolute basis and in comparison to an appropriate securities benchmark index, each Fund’s Morningstar category (“Category”) as well as a smaller sub-set of peer funds (“Cohort”), and each Fund’s respective composite of separate accounts that Tortoise manages utilizing similar investment strategies as that of the Fund. When reviewing each Fund’s performance against its respective Category and Cohort, the Trustees took into account that the investment objective and strategies of each Fund, as well as the Fund’s level of risk tolerance, may differ significantly from funds in its Category and Cohort. The Trustees further noted that the Tortoise Energy Infrastructure Total Return Fund’s broad-based securities benchmark does not resemble the Fund’s investment strategies and portfolio holdings, each of which are focused on the energy sector.

•	Tortoise Energy Infrastructure Total Return Fund. The Trustees noted that the Fund had outperformed its Category averages over the five-year and ten-year period ended September 30, 2022, and its Cohort average over the ten-year period ended September 30, 2022, but had underperformed for all other periods presented. The Trustees also noted that the Fund had outperformed its benchmark index over the year-to-date period ended September 30, 2022 and the one-year period ended December 31, 2021, but had underperformed for all other periods presented. The Trustees observed that the Fund’s performance was generally consistent with the performance of a composite of similar accounts managed by Tortoise over all relevant time periods.
•	Tortoise Energy Infrastructure and Income Fund. The Trustees noted that the Fund had outperformed its Category averages for all periods presented, and the Cohort average for the ten-year period ended September 30, 2022, but had underperformed the Cohort averages over all other periods presented. The Trustees also noted that the Fund had outperformed its benchmark index over the three-year, five-year, ten-year and since inception periods ended December 31, 2021, but had underperformed over the year-to-date period ended September 30, 2022 and the one-year period ended December 31, 2021. The Trustees observed that the Fund’s performance was generally consistent with the performance of a composite of similar accounts managed by Tortoise over all relevant time periods. The Trustees noted that the Fund’s performance included performance of a predecessor fund that was reorganized into to the Fund.
•	Ecofin Global Energy Transition Fund. The Trustees noted that the Fund had underperformed its Category and Cohort averages as well as its benchmark index for all periods presented, except that it outperformed its benchmark index for the since inception period ended December 31, 2021. The Trustees observed that the Fund’s performance was generally consistent with the performance of a composite of similar accounts managed by Tortoise over all relevant time periods. The Board also recognized that the Fund’s relatively short operating history made it difficult to make meaningful assessments of performance results, but nonetheless concluded that the Fund had been well-managed and performance was reasonable. The Trustees noted that the Fund’s performance included performance of a predecessor fund that was reorganized into to the Fund.
•	Ecofin Global Renewables Infrastructure Fund. The Trustees noted that the Fund had outperformed the Category and Cohort averages for the year-to-date period ended September 30, 2022, but had underperformed for the one-year period ended September 30, 2022. The Trustees also noted that the Fund had outperformed its benchmark index for the three-year, five-year and since inception periods ended December 31, 2021, but had underperformed during more recent periods. The Trustees observed that the Fund’s performance was generally consistent with the performance of a composite of similar accounts managed by Tortoise over all relevant time periods. The Trustees noted that the Fund’s performance included performance of a predecessor fund that was reorganized into to the Fund.

Cost of Advisory Services and Profitability. The Trustees considered the annual advisory fees that each Fund pays to Tortoise under the Investment Advisory Agreement, as well as Tortoise’s profitability from services that Tortoise and its affiliates rendered to each Fund during the 12-month period ended September 30, 2022. The Trustees also noted favorably that Tortoise had agreed to continue the expense limitation agreement under which Tortoise contractually agreed to reimburse each Fund for operating expenses, as specified in the Funds’ prospectus, and noted that, for the Ecofin Global Energy Transition Fund, Tortoise had reimbursed a portion of its expenses during its most recent fiscal year. The Trustees further noted that Tortoise had recouped a portion of previously reimbursed expenses for the Ecofin Global Renewables Infrastructure Fund during the most recent fiscal year. The Trustees also considered that while the management fees that Tortoise charges to other client accounts, each with similar investment strategies to those of the Funds, may be higher or lower than the advisory fee for the Funds (depending

TortoiseEcofin	55

Investment Advisory Agreement (unaudited) (continued)

upon the type of account or vehicle, size of the account, relationship and/or nature and level of services provided, among other factors), Tortoise has additional responsibilities with respect to the Funds. The Trustees considered the reasonableness of the profits from Tortoise’s service relationship with each of the Tortoise Energy Infrastructure Total Return Fund and Tortoise Energy Infrastructure and Income Fund, and noted that its service relationship with each of the Ecofin Global Energy Transition Fund and Ecofin Global Renewables Infrastructure Fund has not been profitable.

The Trustees also considered the annual sub-advisory fee that Tortoise pays to Ecofin under the Investment Sub-Advisory Agreement. The Trustees noted that because the sub-advisory fees are paid by Tortoise, the overall advisory fee paid by each of the Ecofin Global Energy Transition Fund and Ecofin Global Renewables Infrastructure Fund is not directly affected by the sub-advisory fees paid to Ecofin. Consequently, the Trustees did not consider the costs of services provided by Ecofin or the profitability of its relationship with the applicable Fund to be material factors for consideration.

Comparative Fee and Expense Data. The Trustees considered a comparative analysis of contractual expenses borne by each Fund and those of funds in the same Category and Cohort.

•	Tortoise Energy Infrastructure Total Return Fund. The Trustees noted that the Fund’s management fee and total expenses for A Class, T Class and Institutional Class were each lower than the Category and Cohort averages. The Trustees also noted that while the total expenses of the C Class were above the Category and Cohort averages, the C Class has a Rule 12b-1 fee, which is not necessarily the case for the funds included in the Category and Cohort.
•	Tortoise Energy Infrastructure and Income Fund. The Trustee’s noted that the Fund’s management fee was the same as the Cohort average, though higher than the Category average. The Trustees also noted that the Fund’s total expenses for Institutional Class were lower than the Category and Cohort averages, but that the total expenses of the C Class were above the Category and Cohort averages and the total expenses of A Class were above the Cohort average. The Trustees further noted that A Class and C Class each have a Rule 12b-1 fee, which is not necessarily the case for the funds included in the Category and Cohort
•	Ecofin Global Energy Transition Fund. The Trustees noted that the Fund’s management fee and total expenses for Institutional Class (after expense waivers) were each less than or equal to the Category and Cohort averages, except that the management fee was above the Category average. The Trustees also noted that while the total expenses of the A Class (after expense waivers) were above the Category and Cohort averages, the A Class has a Rule 12b-1 fee, which is not necessarily the case for the funds included in the Category and Cohort.
•	Ecofin Global Renewables Infrastructure Fund. The Trustees noted that the Fund’s management fee and total expenses for Institutional Class were each less than or equal to the Category and Cohort averages. The Trustees also noted that while the total expenses of the A Class were above the Category and Cohort averages, the A Class has a Rule 12b-1 fee, which is not necessarily the case for the funds included in the Category and Cohort.

While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Tortoise’s advisory fee with respect to each Fund continues to be reasonable and that the portion of Tortoise’s advisory fee for the Ecofin Global Energy Transition Fund and Ecofin Global Renewables Infrastructure Fund that it allocates to the Sub-Adviser continues to be reasonable.

Economies of Scale. The Trustees considered whether the Funds may benefit from any economies of scale, noting that the investment advisory fees for the Funds do not contain breakpoints. The Trustees considered that because of Tortoise’s contractual obligations to reimburse each Fund for operating expenses above a specified cap, as described in each Fund’s prospectus, Tortoise is currently reimbursing expenses for the Ecofin Global Energy Transition Fund. The Trustees also considered that the investment advisory fee for each Fund was in the 1st or 2nd quartile of its Cohort. In particular, it was noted that the Tortoise Energy Infrastructure Total Return Fund was in the 1st quartile for its management fee and total expenses for both its Category and Cohort. The Trustees further noted that with the current advisory fees set at a competitive level for each Fund, breakpoints were not necessary at this time, but that they would revisit the issue in the future for each of the Funds as circumstances change and asset levels increase.

Other Benefits. The Trustees considered the direct and indirect benefits that could be realized by the Adviser and its affiliates from its relationship with each Fund. The Trustees also considered the direct and indirect benefits that could be realized by Ecofin from its relationship with the applicable Funds. The Trustees noted that Tortoise and Ecofin do not utilize soft dollar arrangements with respect to portfolio transactions and that Tortoise and Ecofin do not use affiliated brokers to execute any Fund portfolio transactions. While the Trustees noted Rule 12b-1 fees may be paid for shareholder and distribution services performed on behalf of the Funds, the Trustees also observed that Tortoise was incurring its own distribution expenses on behalf of the Funds. The Trustees considered that Tortoise or Ecofin may receive some form of reputational benefit from services rendered to the Funds, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Tortoise and Ecofin do not receive additional material benefits from their relationships with the Funds.

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2023 Semi-Annual Report | May 31, 2023

Discussion of Liquidity Risk Management Program (unaudited)

Statement Regarding the Fund’s Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, Managed Portfolio Series (the “Trust”), on behalf of the Tortoise Energy Infrastructure Total Return Fund, Ecofin Global Renewables Infrastructure Fund, Tortoise Energy Infrastructure and Income Fund and Ecofin Global Energy Transition Fund (each a “Fund” and together, the “Funds”), has adopted and implemented a written liquidity risk management program (the “Program”) that includes policies and procedures reasonably designed to comply with the requirements of Rule 22e-4, including: (i) assessment, management and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) establishment of a highly liquid investment minimum (“HLIM”), as applicable; (iv) limitation on illiquid investments; and (v) redemptions in-kind. The Trust’s Board of Trustees (the “Board”) has approved the designation of Tortoise Capital Advisors, L.L.C. (“Tortoise”) as the administrator of the Program (the “Program Administrator”). Personnel of Tortoise conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the TCA Liquidity Risk Management Committee.

In accordance with Rule 22e-4, the Board reviewed a report prepared by the Program Administrator (the “Report”) regarding the operation of the Program and its adequacy and effectiveness of implementation for the period January 1, 2022, through December 31, 2022 (the “Reporting Period”). No significant liquidity events impacting the Funds during the Reporting Period or material changes to the Program were noted in the Report.

Under the Program, Tortoise manages and periodically reviews each Fund’s liquidity risk, including consideration of applicable factors specified in Rule 22e-4 and the Program. Liquidity risk is defined as the risk that a Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. In general, this risk was managed during the Reporting Period by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of each Fund’s illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means. In the Report, Tortoise provided its assessment that, based on the information considered in its review, the Program remains reasonably designed to manage each Fund’s liquidity risk and each Fund’s investment strategy remains appropriate for an open-end fund.

Pursuant to the Program, the TCA Liquidity Risk Management Committee oversaw the classification of each Fund’s portfolio investments as highly liquid, moderately liquid, less liquid or illiquid during the Reporting Period, including in connection with recording investment classifications on Form N-PORT. Tortoise’s process of determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

Each Fund qualified as a “primarily highly liquid fund” as defined in the Program during the Reporting Period. Accordingly, each Fund was not required to establish a HLIM or comply with the related Program provisions during the Reporting Period.

During the Reporting Period, each Fund’s investments were monitored for compliance with the 15% limitation on illiquid investments pursuant to the Program and in accordance with Rule 22e-4.

While there were no redemptions in-kind during the Reporting Period, the Report noted that such transactions would be in compliance with the Trust’s Redemption in Kind Policy. The Report concluded: (i) the Program was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk during the Reporting Period; and (ii) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund during the Reporting Period.

TortoiseEcofin	57

Additional Information (unaudited)

Availability of Fund Portfolio Information

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. The Funds’ Part F of Form N-PORT may also be obtained by calling toll-free 1-855-TCA-Fund or 1-855-822-3863.

Availability of Proxy Voting Information

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863, or (2) on the SEC’s website at www.sec.gov.

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2023 Semi-Annual Report | May 31, 2023

Additional Information (unaudited) (continued)

PRIVACY NOTICE

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

TortoiseEcofin	59

Contacts

Board of Trustees

David Massart

Leonard Rush, CPA

David Swanson

Robert Kern

Investment Adviser

Tortoise Capital Advisors, L.L.C.

6363 College Boulevard, Suite 100A

Overland Park, KS 66211

Independent Registered Public
Accounting Firm

Ernst & Young, LLP

700 Nicollet Mall, Suite 500

Minneapolis, MN 55402

Transfer Agent, Fund Accountant
And Fund Administrator

U.S. Bancorp Fund Services, LLC

777 East Wisconsin Avenue

Milwaukee, WI 53202

Distributor

Quasar Distributors, LLC

111 E. Kilbourn Avenue, Suite 2200

Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.

1555 North Rivercenter Drive

Milwaukee, WI 53212

Fund Counsel

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103-7096

855-TCA-FUND

(855-822-3863)

This report must be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

6363 College Boulevard
Overland Park, KS 66211

www.TortoiseEcofin.com

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed as issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholder may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.
(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date	August 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date	August 7, 2023

By (Signature and Title)	/s/ Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date	August 7, 2023